                                                                  EXHIBIT 10.24







                        TALON AUTOMOTIVE GROUP, INC.


                            AMENDED AND RESTATED


                            EQUITY OWNERSHIP PLAN





















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                              TABLE OF CONTENTS
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
SECTION 1         DEFINITIONS                                                                             1

                  1.1      Definitions                                                                    1


SECTION 2         GENERAL TERMS                                                                           5

                  2.1      Purpose of the Plan                                                            5
                  2.2      Stock Subject to the Plan                                                      5
                  2.3      Administration of the Plan                                                     5
                  2.4      Eligibility and Limits                                                         5


SECTION 3         TERMS OF AWARDS                                                                         6

                  3.1      Terms and Conditions of All Awards                                             6
                  3.2      Terms and Conditions of Options                                                7
                           (a)      Option Price                                                          7
                           (b)      Option Term                                                           7
                           (c)      Payment                                                               7
                           (d)      Conditions to the Exercise of an Option                               7
                           (e)      Termination of Incentive Stock Option                                 8
                           (f)      Special Provisions for Certain Substitute Options                     8
                  3.3      Terms and Conditions of Stock Appreciation Rights                              8
                           (a)      Payment                                                               8
                           (b)      Conditions to Exercise                                                8
                  3.4      Terms and Conditions of Stock Awards                                           9
                  3.5      Terms and Conditions of Dividend Equivalent Rights                             9
                           (a)      Payment                                                               9
                           (b)      Conditions to Payment                                                 9
                  3.6      Terms and Conditions of Performance Unit Awards                                9
                           (a)      Payment                                                              10
                           (b)      Conditions to Payment                                                10
                  3.7      Terms and Conditions of Phantom Shares                                        10
                           (a)      Payment                                                              10
                           (b)      Conditions to Payment                                                10
                  3.8      Treatment of Awards Upon Termination of Employment                            10



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                              TABLE OF CONTENTS
                                 (continued)
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
SECTION 4         RESTRICTIONS ON STOCK                                                                   11

                  4.1      Escrow of Shares                                                               11
                  4.2      Forfeiture of Shares                                                           11
                  4.3      Restrictions on Transfer                                                       11


SECTION 5         GENERAL PROVISIONS                                                                      12

                  5.1      Withholding                                                                    12
                  5.2      Changes in Capitalization; Merger; Liquidation                                 12
                  5.3      Cash Awards                                                                    13
                  5.4      Compliance with Code                                                           13
                  5.5      Right to Terminate Employment                                                  13
                  5.6      Restrictions on Delivery and Sale of Shares; Legends                           13
                  5.7      Non-alienation of Benefits                                                     14
                  5.8      Termination and Amendment of the Plan                                          14
                  5.9      Stockholder Approval                                                           14
                  5.10     Choice of Law                                                                  14
                  5.11     Effective Date of Plan                                                         14


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                                      ii

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                                                                   EXHIBIT 10.24

                          TALON AUTOMOTIVE GROUP, INC.
                              AMENDED AND RESTATED
                              EQUITY OWNERSHIP PLAN


         WHEREAS, on December 31, 1996, VS Holdings Inc. adopted the VS Holdings Inc. Equity Ownership Plan; J & R Manufacturing Inc. adopted the J & R Manufacturing Inc. Equity Ownership Plan; and Hawthorne Metal Products Company adopted the Hawthorne Metal Products Company Equity Ownership Plan (the "Predecessor Plans"); and

         WHEREAS, on April ___, 1998, VS Holdings Inc., J & R Manufacturing Inc. and Hawthorne Metal Products Company merged with and into Talon Automotive Group, Inc. (the "Company").

         NOW, THEREFORE, the Company hereby adopts the Amended and Restated Talon Automotive Group, Inc. Equity Ownership Plan as an amendment, restatement and continuation of the Predecessor Plans, in order to encourage employees of the Company to acquire an equity interest in the Company, to make monetary payments to certain employees based upon the value of the Company's stock, or based upon achieving certain goals on a basis mutually advantageous to such employees and the Company, thus providing an incentive for continuation of the efforts of the employees for the success of the Company, for continuity of employment and to further the interests of the shareholders.

                            SECTION 1 DEFINITIONS

         1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

               (a) "Administrator" means the Board or its designee(s).

               (b) "Award" means any Stock Option, Stock Appreciation Right, Restricted Stock or Performance Award granted under the Plan.

               (c) "Beneficiary" means the person or persons designated by a Participant to exercise an Award in the event of the Participant's death while employed by the Company, or in the absence of such designation, the executor or administrator of the Participant's estate.

               (d) "Board" means the Board of Directors of the Company.

               (e) "Cause" means conduct by the Participant amounting to
(1) fraud or dishonesty against the Company, (2) willful misconduct, repeated refusal to follow the reasonable directions of an individual or group authorized to give such directions, or knowing violation of law


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in the course of performance of the duties of Participant's employment with the
Company, (3) repeated absences from work without a reasonable excuse, (4) intoxication with alcohol or drugs while on the Company's premises during regular business hours, (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, or (6) a breach or violation of the terms of any employment or other agreement to which Participant and the employer are party, which, in the case of each of (1), (2), (3), (4) and (6) above, is not cured within thirty (30) days after written notice thereof to the Participant.

               (f) "Change in Control" shall be deemed to have occurred if (i) a tender offer shall be made and consummated of the ownership of 50% or more of the outstanding voting securities of the Company, (ii) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, other than affiliates (within the meaning of the Securities Exchange Act of 1934) of any party to such merger or consolidation,
(iii) the Company shall sell substantially all of its assets to another corporation which corporation is not wholly owned by the Company or an affiliated entity, or (iv) a person, within the meaning of Section 3(a)(9) or of
Section 13(d)(3) (as in effect on the date hereof) of the securities Exchange Act of 1934, shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly beneficially or of record); provided, however, notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred if such person or persons acquire such voting securities in connection with or subsequent to an Initial Public Offering. For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) ( as in effect on the date hereof) pursuant to the Securities Exchange Act of 1934.

               (g) "Code" means the Internal Revenue Code of 1986, as amended.

               (h) "Company" means Talon Automotive Group, Inc., a Michigan corporation.

               (i) "Constructive Discharge" means a Termination of Employment by the Participant on account of (i) any material reduction in the Participant's Compensation, (ii) any material reduction in the level or scope of job responsibility or status of the Participant occurring without the consent of the Participant, or (iii) any relocation to an office of the Company which is more than fifty (50) miles from the office where the Participant was previously located to which the Participant has not agreed.

               (j) "Disability" has the same meaning as provided in the long-term disability plan maintained by the Company. In the event of a dispute, the determination of Disability shall be made by the Administrator. If, at any time during the period that this Plan is in operation, the Company does not maintain a long term disability plan, Disability shall mean a physical or mental condition which, in the judgment off the Administrator, permanently prevents a Participant from performing his usual duties for the Company or such other position or job which the Company makes available to him and for which the Participant is qualified by reason of his education, training and experience.
In making its determination the Administrator may, but is not required to,




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rely on advice of a physician competent in the area to which such Disability relates. The Administrator may make the determination in its sole discretion and any decision of the Administrator will be binding on all parties.

               (k) "Disposition" means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

               (l) "Dividend Equivalent Rights" means certain rights to receive cash payments as described in Plan Section 3.5.

               (m) "Equity Ownership Agreement" means an agreement between the Company and a Participant or other documentation evidencing an Award.

               (n) "Expiration Date" means, the last date upon which an Award can be exercised.

               (o) "Fair Market Value" means, for any particular date, (i) for any period during which the Stock shall be listed for trading on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the closing price per share of Stock on such exchange or the NASDAQ closing bid price as of the close of such trading day, or
(ii) the market price per share of Stock which shall be determined based upon a fair market valuation of the Company by a qualified valuation expert selected by the Board in the event (i) above shall not be applicable. If the Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the next succeeding day when the markets are open. Additionally, in the event (i) is not applicable, Fair Market Value shall be determined as of the date of the most recent previous appraisal referred to in (ii), provided that the most recent previous appraisal has not occurred more than twelve (12) months prior to the date of determination.

               (p) "Fair Market Value Per Share" means, for any particular date, the Fair Market Value divided by the total actual number of outstanding shares of the Company as of such particular date.

               (q) "Incentive Stock Option" means an incentive stock option, as defined in Code Section 422, and described in Plan Section 3.2.

               (r) "Initial Public Offering" means the first instance in which the Company Stock is offered for sale to the public following successful registration of the Stock with the Securities and Exchange Commission.


               (s) "Involuntary Termination" means a Termination of Employment but does not include a Termination of Employment for Cause or a Voluntary Resignation.



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               (t) "Non-Qualified Stock Option" means a stock option, other than an option qualifying as an Incentive Stock Option, described in Plan Section
3.2.

               (u) "Option" means a Non-Qualified Stock Option or an Incentive Stock Option.

               (v) "Over 10% Owner" means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

               (w) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

               (x) "Participant" means an individual who receives an Award hereunder.

               (y) "Performance Unit Award" refers to a performance unit award described in Plan Section 3.6.

               (z) "Phantom Shares" refers to the rights described in Plan
Section 3.7.

              (aa) "Plan" means the Talon Automotive Group, Inc. Equity Ownership Plan.

              (ab) "Retirement" means a Termination of Employment after attaining age 62 and six (6) years of service.

              (ac) "Stock" means the Company's non-voting common stock.

              (ad) "Stock Appreciation Right" means a stock appreciation right described in Plan Section 3.3.

              (ae) "Stock Award" means a stock award described in Plan Section 3.4.

              (af) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possession 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

              (ag) "Termination of Employment" means the termination of the employee-employer relationship between a Participant and the Company and its affiliates regardless of the fact that severance or similar payments are made to the Participant, for any reason, including, but




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not by way of limitation, a Voluntary Resignation, Constructive Discharge,
Involuntary Termination, death, Disability or Retirement. The Administrator shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment, or whether a Termination of Employment is for Cause or is a Constructive Discharge.

              (ah) "Vested" means that an Award is nonforfeitable and exercisable with regard to a designated number of shares of Stock.


              (ai) "Voluntary Resignation" means a Termination of Employment as a result of the Participant's resignation but does not include a Constructive Discharge.


                             SECTION 2 GENERAL TERMS

         2.1 Purpose of the Plan. The Plan is intended to (a) provide incentive to employees of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by employees by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining and rewarding employees.

         2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 5.2, 40,732 shares of Stock (the "Maximum Plan Shares") are hereby reserved and subject to issuance under the Plan. At no time shall the Company have outstanding Awards and shares of Stock issued in respect to Awards in excess of the Maximum Plan Shares. To the extent permitted by law, the shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Award that is forfeited, canceled, expired or terminated for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

         2.3 Administration of the Plan. The Plan shall be administered by the Administrator. The Administrator shall have full authority in its discretion to determine the employees of the Company or its affiliates to whom Awards shall be granted and the terms and provisions of Awards, subject to the Plan. Subject to the provisions of the Plan, the Administrator shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Equity Ownership Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Administrator's determination under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). The Administrator's decisions




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shall be final and binding on all Participants.

         2.4 Eligibility and Limits. Participants in the Plan shall be selected by the Administrator. No Participant may be granted Awards in excess of 40% of the Maximum Plan Shares. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as at the date an Incentive Stock Option is granted) of Stock with respect to which Stock Options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as NonQualified Stock Option(s).


                          SECTION 3 TERMS OF AWARDS

         3.1  Terms and Conditions of All Awards.

              (a) The number of shares of Stock as to which an Award shall be granted shall be determined by the Administrator in its sole discretion, subject to the provisions of Sections 2.2 and 2.4 as to the total number of shares available for grants under the Plan.

              (b) Each Award shall be evidenced by an Equity Ownership Agreement in such form as the Administrator may determine is appropriate, subject to the provisions of the Plan.

              (c) The date an Award is granted shall be the date on which the Administrator has approved the terms and conditions of the Equity Ownership Agreement and has determined the recipient of the Award and the number of shares covered by the Award and has taken all such other action necessary to complete the grant of the Award.

              (d) The Administrator may provide in any Equity Ownership Agreement a vesting schedule. The vesting schedule shall specify when such Awards shall become Vested and thus exercisable. The Administrator may accelerate the vesting schedule set forth in the Equity Ownership Agreement if the Administrator determines that it is in the best interests of the Company and Participant to do so. Notwithstanding any vesting schedule which may be specified in an Equity Ownership Agreement, or any determination made by the Administrator, no award will vest if, to do so, would create a situation in which the exercisability of any such Award would result in an "excess parachute payment" within the meaning of Section 280G of the Code.

              (e) Awards shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant, or in the event of the Disability of the Participant, by the legal representative of the Participant.

         3.2 Terms and Conditions of Options. At the time any Option is granted, the




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Administrator shall determine whether the Option is to be an Incentive Stock
Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the date the Plan, as amended and restated, is adopted or the date such Plan is approved by the Company's stockholders, whichever is earlier.

              (a) Option Price. Subject to adjustment in accordance with Section
5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of the Stock purchasable under any Option shall be as set forth in the applicable Equity Ownership Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner, the Exercise Price per share shall not be less than the Fair Market Value Per Share on the date the Option is granted. With respect to each grant for an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value Per Share on the date the Option is granted.

              (b) Option Term. The Equity Ownership Agreement shall set forth the term of each option. Any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten
(10) years after the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted. In either case, the Administrator may specify a shorter term and state such term in the Equity Ownership Agreement.

              (c) Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made in any form or manner authorized by the Administrator in the Equity Ownership Agreement or by amendment thereto, including, but not limited to, cash or, if the Equity Ownership Agreement provides, (i) by delivery of a promissory note with a term of not more than one year and an interest rate at least equal to a one year U.S. Treasury bill which may, upon the request of the Administrator, be secured by a pledge of the shares of stock being purchased; (ii) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price or (iii) by tendering a combination of cash, promissory note and Stock. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

              (d) Conditions to the Exercise of an Option. Each Option granted under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Administrator shall specify in the Equity Ownership Agreement; provided, however, that subsequent to the grant of an Option, the Administrator, at any time before complete termination of such Option, may accelerate the time or times at which such





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Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person acting for the benefit of the Participant to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Equity Ownership Agreement to the contrary.

              (e) Termination of Incentive Stock Option. With respect to an Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one (1) year shall be substituted for such three
(3) month period. For purposes of this Subsection (e), Termination of Employment of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

              (f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Administrator may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

         3.3 Terms and Conditions of Stock Appreciation Rights. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Award or not in connection with an Award. A Stock Appreciation Right shall entitle the Participant to receive the excess of (1) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (2) a specified price which, in the case of a Stock Appreciation Right granted in connection with an Option, shall be not less than the Exercise Price for that number of shares. A Stock Appreciation Right granted in connection with an Award may only be exercised to the extent that the related Award has not been exercised, paid or otherwise settled. The exercise of a Stock Appreciation Right granted in connection with an Award shall result in a pro rata surrender or cancellation of any related Award to the extent the Stock Appreciation Right has been exercised.

              (a) Payment. Upon payment or exercise of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise, as the case may be) as provided in the Equity Ownership Agreement or, in the absence of such provision, as the Administrator may determine.

              (b) Conditions to Exercise. Each Stock Appreciation Right granted under the




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Plan shall be exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Administrator shall specify in the Equity Ownership Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Administrator, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

         3.4 Terms and Conditions of Stock Awards. The number of shares of Stock subject to a Stock Award and restrictions or conditions on such shares, if any, shall be as the Administrator determines, and the certificate for such shares shall bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Stock Award, the Administrator shall have the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. The Administrator may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

         3.5 Terms and Conditions of Dividend Equivalent Rights. A Dividend Equivalent Right shall entitle the Participant to receive payments from the Company in an amount determined by reference to any cash dividends paid on a specified number of shares of Stock to Company stockholders of record during the period such rights are effective. The Administrator may impose such restrictions and conditions on any Dividend Equivalent Right as the Administrator in its discretion shall determine, including the date any such right shall terminate and may reserve the right to terminate, amend or suspend any such right at any time.

              (a) Payment. Payment in respect of a Dividend Equivalent Right may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Equity Ownership Agreement or, in the absence of such provision, as the Administrator may determine.

              (b) Conditions to Payment. Each Dividend Equivalent Right granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Administrator shall specify in the Equity Ownership Agreement; provided, however, that subsequent to the grant of a Dividend Equivalent Right, the Administrator, at any time before complete termination of such Dividend Equivalent Right, may accelerate the time or times at which such Dividend Equivalent Right may be paid in whole or in part.

         3.6 Terms and Conditions of Performance Unit Awards. A Performance Unit Award shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the value of a specified number of units (stated in terms of a designated dollar amount per unit) granted by the Administrator. At the time of the grant, the Administrator must determine the base value of each unit, the number of units subject to a Performance Unit Award, the performance factors applicable to the determination of the ultimate payment value of the Performance Unit Award and the period over which Company performance shall be measured. The




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Administrator may provide for an alternate base value for each unit under certain specified conditions.

              (a) Payment. Payment in respect of Performance Unit Awards may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Equity Ownership Agreement or, in the absence of such provision, as the Administrator may determine.

              (b) Conditions to Payment. Each Performance Unit Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Administrator shall specify in the Equity Ownership Agreement; provided, however, that subsequent to the grant of a Performance Unit Award, the Administrator, at any time before complete termination of such Performance Unit Award, may accelerate the time or times at which such Performance Unit Award may be paid in whole or in part.

         3.7 Terms and Conditions of Phantom Shares. Phantom shares shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the Fair Market Value of a specified number of shares of Stock at the end of a specified period. At the time of the grant, the Administrator shall determine the factors which will govern the portion of the rights so payable, including, at the discretion of the Administrator, any performance criteria that must be satisfied as a condition to payment.

              (a) Payment. Payment in respect of Phantom Shares may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Equity Ownership Agreement or, in the absence of such provision, as the Administrator may determine.

              (b) Conditions to Payment. Each Phantom Share granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Administrator shall specify in the Equity Ownership Agreement; provided, however, that subsequent to the grant of a Phantom Share, the Administrator, at any time before complete termination of such Phantom Share, may accelerate the time or times at which such Phantom Share may be paid in whole or in part.

         3.8 Treatment of Awards Upon Termination of Employment. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who incurs a Termination of Employment may be canceled, accelerated, paid or continued, as provided in the Equity Ownership Agreement or, in the absence of such provision, as the Administrator may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Administrator to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Employment or such other factors as the Administrator determines are relevant to its decision to continue the award.

                         SECTION 4 RESTRICTIONS ON STOCK

         4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant's name, but, if the Equity Ownership Agreement so provides, the shares of Stock shall be held by a custodian designated by the Administrator (the "Custodian"). Each Equity Ownership Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the Equity Ownership Agreement, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the Equity Ownership Agreement, and to otherwise comply with any other terms and conditions contained in the Equity Ownership Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the Equity Ownership Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Administrator may provide in the Equity Ownership Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the Equity Ownership Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or the Company, as applicable.

         4.2 Forfeiture of Shares or Payments under Promissory Note. Notwithstanding any vesting schedule set forth in any Equity Ownership Agreement, in the event that the Participant violates a non competition agreement as set forth in the Equity Ownership Agreement, all Awards and shares of Stock issued to the holder pursuant to the Plan shall be forfeited; provided, however, that the Company shall return to the holder the lesser of any consideration paid by the Participant in exchange for Stock issued to the Participant pursuant to the Plan or the then Fair Market Value of the Stock forfeited hereunder. In addition, to the extent the Company owes the Participant any payment under any promissory note issued pursuant to the Equity Ownership Agreement, 50% of all remaining payments shall also be forfeited in the event of a violation of a non-competition agreement contained in the Equity Ownership Agreement. The remedies of the Company set forth in this Section 4.2 shall be the sole and exclusive remedies of the Company for any violation by the Participant of the non competition agreement set forth in the Equity Ownership Agreement.

         4.3 Restrictions on Transfer. The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the Equity Ownership Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant, not made in accordance with the Plan or the Equity Ownership Agreement, including, but not limited to, any right of repurchase or right of first refusal, shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the Equity Ownership Agreement, and the shares of Stock so transferred shall continue to be bound by the Plan and the Equity Ownership Agreement.

                          SECTION 5 GENERAL PROVISIONS

         5.1 Withholding. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding tax in cash, or, if the Equity Ownership Agreement provides, a Participant may also elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of an Award (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:


              (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Administrator; and

              (b) Any Withholding Election made will be irrevocable; however, the Administrator may in its sole discretion approve and give no effect to the Withholding Election.

         5.2  Changes in Capitalization; Merger; Liquidation.

              (a) The number of shares of Stock reserved for the grant of Options, Dividend Equivalent Rights, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, Dividend Equivalent Right, Performance Unit Award, Phantom Share and Stock Appreciation Right and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Dividend Equivalent Right, Phantom Share and Stock Appreciation Right pertains will be proportionately and equitably adjusted by the Administrator for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

              (b) In the event of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Administrator may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards; provided, however, that such adjustments or such actions will not adversely affect the rights of a participant under such award without his consent. Any adjustment pursuant to this Section 5.2 may provide, in the Administrator's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Award.

              (c) The existence of the Plan and the Awards granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

         5.3 Cash Awards. The Administrator may, at any time and in its discretion, grant to any holder of an Award the right to receive, at such times and in such amounts as determined by the Administrator in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Award or the exercise of rights thereunder.

         5.4 Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

         5.5 Right to Terminate Employment. Nothing in the Plan or in any Award shall confer upon any Participant the right to continue as an employee or officer of the Company or any of its affiliates or affect the right of the Company or any of its affiliates may have to terminate the Participant's employment at any time.

         5.6 Restrictions on Delivery and Sale of Shares; Legends. Each Award is subject to the condition that if at any time the Administrator, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Award may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Awards then outstanding, the Administrator may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Award, that the Participant or other recipient of an Award represent, in writing, that the shares received pursuant to the Award are being acquired for investment and not with a view to distribution and agree that shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Award such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate or as are specifically provided for in the Equity Ownership Agreement.

         5.7 Non-alienation of Benefits. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

         5.8 Termination and Amendment of the Plan. The Board at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of an Award shall adversely affect the rights of the Participant under such Award.

         5.9 Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months before the adoption of the Plan by the Board. If such approval is not obtained, any Award granted hereunder shall be void.

         5.10 Choice of Law. The laws of the State of Michigan shall govern the Plan, to the extent not preempted by federal law.

         5.11 Effective Date of Plan. The Predecessor Plans became effective on December 31, 1996, and the Plan, as amended and restated hereby, shall become effective on April ____, 1998.

                                                 TALON AUTOMOTIVE GROUP, INC.


                                                 By:___________________________

                                                        Its:___________________

                              AMENDED AND RESTATED

                           EQUITY OWNERSHIP AGREEMENT


         THIS AMENDED AND RESTATED EQUITY OWNERSHIP AGREEMENT, entered into as of the ____ day of April, 1998, is by and between Talon Automotive Group, Inc. (the "Company" ), a Michigan corporation, and Wayne C. Inman ("Grantee").

         WHEREAS, on December 31, 1996, Grantee entered into those certain equity ownership agreements (the "Predecessor Agreements") with each of VS Holdings Inc., Hawthorne Metal Products Company and J & R Manufacturing Inc. (the "Predecessor Companies");

         WHEREAS, concurrently herewith, Hawthorne Metal Products Company and J & R Manufacturing Inc. merged with and into the Company and VS Holdings Inc. has become a subsidiary of the Company; and

         WHEREAS, the Predecessor Plans have been amended, restated and consolidated into the Talon Automotive Group, Inc. Amended and Restated Equity Ownership Plan; and

         WHEREAS, Grantee is an employee of the Company and has received Non-Qualified Stock Options under the Predecessor Plans;

         NOW, THEREFORE, in consideration of the above premises, the Company and the Grantee hereby agree to amend, restate and consolidate the Predecessor Agreements as follows:


                            I. GRANT OF STOCK OPTIONS

         Subject to the terms and conditions set forth herein and in the Plan which is attached hereto and made a part hereof the Grantee is awarded Non-Qualified Stock Options to purchase up to an aggregate total of 8,146 shares of Stock of the Company as hereinafter provided. For purposes of this Agreement, the Date of Grant of the Options is December 31, 1996.

                               II. EXERCISE PRICE

         The first option grants the Grantee the right to purchase up to 8,146 shares of Stock at a per share Exercise Price equal to One Hundred Eighty Two and 48/100 ($182.48) Dollars, which represents the sum of the Fair Market Value Per Share (as defined in the Plan) of Stock of the Predecessor Companies as of the stated Date of Grant.

                                  III. VESTING

The Grantee may exercise only those Options which are Vested and have not yet expired. Options granted under this Agreement become Vested in accordance with, and may not be exercised after the Expiration Date as set forth in, the following table.

                          Number of     Total Number of
Vesting Date            Shares Vested    Shares Vested       Expiration Date
------------            -------------    -------------       ---------------
December 31, 1996     100% of the shares  8,146
                      of each option                          January 1, 2018

Notwithstanding the above, and subject to the terms of the Plan, the following special rules apply with regard to the Options granted under this Agreement.

- In the event of the Disability of the Grantee while employed by the Company, the Options granted herein will become 100% Vested.

- In the event of the death of the Grantee while employed by the Company, the Options granted herein will become 100% Vested.

- In the event of the Voluntary Resignation of the Grantee, no further Options will become Vested after the Termination of Employment.

- In the event of the Involuntary Termination of the Grantee, no further Options will become Vested after the Termination of Employment.

- In the event of Termination of Employment of the Grantee for Cause, no further Options will become Vested after the Termination of Employment.

- In the event of a Change of Control, the Options granted herein will become 100% Vested.

- In the event of the Grantee's Termination of Employment for any reason other than those specified above, no further options will become Vested as of the date of such Termination of Employment.

- Additionally, the Administrator may accelerate the Vesting of Grantee's Options if the Administrator determines that it is in the best interests of the Company and the Grantee.

                                  IV. EXERCISE

         Prior to a Termination of Employment, the Grantee may exercise any Vested Options until the Option's Expiration Date. The Grantee's ability to exercise any Vested Options following the date the Grantee ceases to be an employee is a follows:

      - In the event the Grantee ceases to be an employee as a result of Retirement, the Grantee may exercise any Vested Options for a period of ninety (90) days following the date of the Grantee's Termination of Employment (or not later than the Expiration Date of the Options, if shorter).

      - In the event the Grantee ceases to be an employee as a result of a Disability, the Grantee may exercise any Vested Options for a period of ninety (90) days following the date of the Grantee's Termination of Employment (or not later than the Expiration Date of the Options, if shorter).

      - In the event the Grantee dies while an employee of the Company, the legal representative of such Grantee's estate may exercise any Vested Options on the Grantee's behalf for a period of twelve (12) months following death (or not later than the Expiration Date of the Options, if shorter).

      - In the event the Grantee ceases to be an employee as a result of a Voluntary Resignation, the Grantee shall have no further right to exercise any Option granted hereunder effective with the Grantee's Termination of Employment.

      - In the event the Grantee ceases to be an employee as a result of an Involuntary Termination, the Grantee may exercise any Vested Options for a period of ninety (90) days following the date of the Grantee's Termination of Employment (or not later than the Expiration Date of the Options, if shorter).

      - In the event that the Grantee ceases to be an employee as a result of a Termination of Employment for Cause, the Grantee shall have no further right to exercise any Option granted hereunder effective with the Grantee's Termination of Employment.

      - In the event that the Grantee ceases to be an employee for any other reason not specified above, the Granter may exercise any Vested Options for a period of ninety (90) days following the date the Grantee's Termination of Employment (or not later than the Expiration Date of the Options, if shorter).

        Neither Grantee nor any other person entitled to exercise the Options under the terms of the Plan shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any shares of Stock issuable on exercise of the Option, unless and until the Exercise Price for such shares has been paid in full.


                              V. ESCROW PROVISIONS

        The Grantee agrees to place any shares acquired pursuant to the terms of this Agreement at any time prior to an Initial Public Offering (together with assignments separate from certificate for all of such shares duly endorsed in blank for transfer), in escrow with the Company who shall act as the custodian of such shares. The Grantee hereby appoints such custodian as his attorney-in-fact for the Grantee with full power and authority in the Grantees' name, place and stead to transfer, assign and convey to the Company any shares of Stock which, pursuant to the terms hereof, are to be conveyed to the Company, and to otherwise deal with such shares in the manner provided herein or in the Plan.

                            VI. DISPOSITIONS OF STOCK

         Prior to an Initial Public Offering, the Grantee may not sell, exchange, transfer, pledge or otherwise dispose of any Stock acquired through the exercise of any Option granted hereunder until after the expiration of a six
(6) month period following the transfer of such Stock to the Grantee.

         In the event of, and after the Initial Public Offering, the Grantee, by acceptance hereof, agrees not to sell or otherwise dispose of Stock acquired through the exercise by any option hereunder until after the expiration of the twelve (12) month period immediately following an Initial Public Offering.

         In the event of, and after an Initial Public Offering, the Grantee, by acceptance hereof, hereby represents, warrants and agrees that, upon exercise of this Option, unless the shares of Stock are then covered by an effective registration statement under the Securities Act of 1993, as amended (the "Act"):

                (i) the Stock is being acquired for investment and not with a view towards the public distribution or resale thereof;

                (ii) the Grantee will not sell, transfer or assign any Stock except in compliance with the terms and conditions hereof, the Act and the rules and regulations thereunder;

                (iii) the certificate representing the Stock may bear an appropriate restrictive legend; and

                (iv) the transfer agent of the company may place a stop transfer notation with respect to the shares in the Stock transfer books of the Company.


                   VII. RIGHT OF FIRST REFUSAL AND REPURCHASE

         In the event that prior to an Initial Public Offering the Grantee shall cease to be employed by the Company for any reason including death or Disability, the Company, following the expiration of the six (6) month holding period referred to in VI. above, shall have the right to repurchase some or all of Grantee's Stock acquired through the exercise of an Option granted hereunder at a purchase price equal to its Fair Market Value at the date of repurchase, as follows:

                (i) The Company may exercise its option to purchase any or all of such Stock by providing written notice thereof to Grantee; and

               (ii) Such purchase shall be consummated within sixty (60) days following the date of the Company's exercise of the option, and such purchase price shall be payable as hereinafter provided.

         Prior to an Initial Public Offering, the Company, following the expiration of the six (6) month holding period referred to in VI. above, shall have the right of first refusal with respect to Grantee's Stock at a purchase price equal to the higher of Fair Market Value or the price offered by a bona fide purchaser, as follows:

                (i) In the event Grantee proposes to sell, assign, transfer or otherwise dispose of any Stock pursuant to a bona fide written offer from an unrelated third party (the "Bona Fide Offer"), then Grantee shall offer such Stock for sale first to the Company, and the Company shall have an option to purchase any or all of such Stock upon the same terms and conditions as set forth in the Bona Fide Offer, except as follows:

                (ii) Such Stock shall be offered to the Company in writing in and shall state the terms and conditions of the Bona Fide Offer and attach a copy of the Bona Fide Offer.

                (iii) The Company may exercise its option to purchase any or all of such Stock upon the same terms and conditions as set forth in the Bona Fide Offer (except as otherwise provided herein), by providing written notice thereof to Grantee on or before the thirtieth (30th) day following receipt of such Bona Fide Offer.

                (iv) Such purchase by the Company shall then be consummated within the time frame set forth in the Bona Fide Offer (but in any event not less than one hundred twenty (120) days following the receipt of the Bona Fide Offer by the Company) and the purchase price therefor shall be equal to the higher of Fair Market Value or the purchase price set forth in the Bona Fide Offer, and shall be payable as hereinafter provided.

                (v) In the event the Company does not elect to purchase all of such Stock as provided above, with the prior written consent of the Company, which consent shall not be unreasonably withheld, Grantee may then sell, assign, transfer or otherwise dispose of such Stock to the third party pursuant to the Bona Fide Offer, but only upon the precise terms and conditions as stated in the Bona Fide Offer, provided, however, that such transaction is consummated within ninety (90) days following the expiration of the option set forth above. In the event of any change in the terms and conditions of the Bona Fide Offer or in the event such transaction is not consummated within such ninety (90) day period, then such Stock shall not be sold or otherwise transferred to such third party without again complying with the terms of this Section and offering the same to the Company in the same manner as set forth above.

         Prior to an Initial Public Offering and while the Grantee is still employed by the Company, the Grantee, following the expiration of the six (6) month holding period referred to in VI. above, shall have the right to require the Company to repurchase, in each calendar year, that number of shares of Stock then owned by the Grantee which shall have a total Fair Market Value of up to one hundred thousand ($100,000) dollars greater than the exercise price paid for such stock, at a purchase price equal to its Fair Market Value at the date of repurchase, which purchase price shall be paid in cash.

         Prior to an Initial Public Offering and in the event Grantee ceases to be employed by the Company, the Grantee shall have the right, following the expiration of the six (6) month holding period referred to in VI. above, to require the Company to repurchase Grantee's Stock acquired through the exercise of an option granted hereunder at a purchase price equal to its Fair Market Value at the date of repurchase.

         In the event that the Company exercises its right to repurchase, or is required to repurchase the Grantee's Stock pursuant to the preceding paragraphs above, it has the right to pay such purchase price either in cash at closing or in installments over a five (5) year period, with an initial down payment, payable on the closing of such repurchase, which shall be in an amount equal to the sum of (a) the Exercise Price paid by the Grantee for the Stock being repurchased by the Company, and (b) the amount of state and federal income taxes payable by the Grantee as a result of the exercise of the Options for the Stock which is being repurchased by the Company, using a maximum combined federal and state income tax rate equal to forty two (42%) percent (which percentage shall be subject to adjustment by the Company in its reasonable discretion based upon future changes in such maximum combined federal and state income tax rate), with the balance of the purchase price payable in equal semi-annual installments, with interest, over a period not to exceed five (5) years. For purposes of such an installment payment, interest shall be calculated and paid not less frequently than annually, and shall equal the prime rate of interest charged by the Company's primary bank.

                         VIII. S CORPORATION PROVISIONS

                In the event the Company at any time elects to be treated as an S Corporation pursuant to Sections 1361-1363 of the Internal Revenue Code of 1986, as amended from time to time (the "IRC"), then Grantee agrees to take any and all actions necessary for the Company and/or any subsidiary of the Company to maintain its election to be treated as an S Corporation, and in this regard agrees to the following:

                (i) Grantee shall not take any action which would cause S Corporation status of the Company or any subsidiary of the Company to terminate, except with the prior written consent of the Company.

                (ii) Grantee shall execute and deliver to the Company and/or the Internal Revenue Service all consents, documents, instruments and forms deemed necessary or advisable by counsel to the Company to cause the Company and/or any subsidiary of the Company to be treated as an S Corporation and to maintain the S Corporation election of the Company and/or any subsidiary in full force and effect.

                 (iii) Grantee, or any permitted transferee, may not transfer and no person may acquire, the beneficial ownership of any Stock if such transfer would cause the Corporation status to of the Company or any subsidiary of the Company to terminate, including a transfer to, or acquisition by:

                           (a) any person who would cause the Company to have more than 35 shareholders;

                           (b)  any nonresident alien; or

                           (c) any person than an individual, an estate or a trust permitted by Section 1361 of the IRC to be a shareholder of an S Corporation.

                (iv) No transfer to a qualified Subchapter S trust shall be permitted unless the Company has received reasonable assurance that the income beneficiary will properly and timely elect under IRC Section 1361(d)(2) to have the provisions of IRC Section 1361(d) apply. Additionally, no transfer to a qualified Subchapter S trust shall be permitted unless the trust instrument requires that the income beneficiary properly and timely elect under IRC Section 1361(d)(2) to have the provisions of IRC Section 1361(d) apply with respect to the Company and its subsidiaries and not revoke such election and that any successive income beneficiary not refuse to consent to such election.

                (v) Any transfer or acquisition of Stock in violation of this Agreement shall be null and void and Grantee and any successor agrees that any such transfer or acquisition may and should be enjoined.

                (vi) Any purported transfer in violation of this Agreement will not affect the beneficial ownership of the Stock, and Grantee or person making the purported transfer will retain the right to vote and the right to receive dividends and liquidation proceeds with respect to such Stock.

                (vii) Notwithstanding any purported transfer in violation of this Agreement, Grantee or person making the purported transfer shall continue to report the share of income, gain, loss, deduction or credit allocated by the Company to such Stock in accordance with IRC Section 1366.

                (viii) In the event that all or any portion of the Grantee's interest in the Company is terminated within the meaning of IRC Section 1377(a)(2) during a taxable year in which the Company is being taxed as an S Corporation, the following provisions shall apply:

                           (a) The Company shall elect under IRC Section
                  1377(a)(2) to have the rules provided in IRC Section 1377(a)(1) applied as if the taxable year consisted of two taxable years with the first year ending on the date of the termination of the Grantee's interest in the Company; and

                           (b) Grantee agrees to execute the necessary
                  shareholder's consent,
                  notwithstanding that he may have disposed of Stock in the Company prior to such termination, and will authorize the filing of such consent and such other instruments as may be required to give effect to such election, with the appropriate Internal Revenue Service Center or office.


                             IX. NOTICE AND PAYMENT

         Subject to the limitations set forth in this Agreement, the Grantee may exercise Options granted under this Agreement by delivering written notice to the Company, on a form provided by the Company, specifying the number of shares of Stock to be purchased. The Exercise Price of any Option shall be payable to the Company in full at the time of exercise of the Option (i) in cash or its equivalent, (ii) a promissory note having a term of not more than one year and an interest rate equal to 7% (iii) by tendering shares of previously acquired Stock which has been held by the Grantee for at least six months having a Fair Market Value on the date of exercise equal to the total Exercise Price, or (iv) by a combination of cash, a promissory note and previous acquired stock, all as determined by the Administrator, in its sole discretion.


                                   X. GENERAL

         Administration. Administration of this agreement will be governed by the terms and conditions set forth in the Plan in effect on the Date of Grant. That document is incorporated in this Agreement in its entirety.

         Notices. Every notice or other communication relating to the Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party. Unless and until some other address is so designated, all notices or communications by the Grantee to the Company shall be mailed to Talon Automotive Group, Inc., 400 Talon Centre, Detroit, Michigan 48207, Attention: Wayne C. Inman.

All notices by the Company to the Grantee may be delivered to the Grantee personally or may be mailed to the Grantee at the address shown on the records of the Company.

         Withholding: The Company shall deduct from any payment of any kind due to the Grantee, any federal, state or local taxes of any kind required by law to be withhold with respect to the exercise of the Stock Options or require the Grantee to remit an additional amount in cash or its equivalent to pay for such withholding.

         Non-Compete:

         a. The Grantee hereby acknowledges and recognizes the highly competitive nature of the businesses of the Company and accordingly agrees in consideration for the grant of the options, during the period the Grantee is employed by the Company and thereafter for the longer of two (2) years or that period in which the Grantee is entitled to any payments pursuant to our Equity Ownership Agreement, for purposes of the Plan he will not directly or indirectly (except as a passive investor in less than one (1%) percent of the outstanding capital stock of a publicly traded corporation or in his capacity as an employee of the Company):

         (i) conduct, engage in, have an interest in, or aid or assist any person or entity in conducting, engaging or having an interest in (whether as an owner, principal, lender, stockholder, partner, employer, employee, consultant, officer, director or otherwise) anywhere within the Territory (as hereinafter defined):

                (a) any business or enterprise (whether or not for profit) which offers or performs any services which are the same as or similar to or competitive with those now or hereafter provided by the Company or any of its subsidiaries; or

                (b) any business or enterprise (whether or not for profit) which develops, manufactures or sells any products which are the same as or in any manner similar to or competitive with those developed, manufactured or sold the Company or any of its subsidiaries; or

                (c) any other business or enterprise (whether or not for profit) which is competitive with the business of the Company or any of its subsidiaries;

            (ii) Solicit, divert, take away, interfere with or accept any business any customers, suppliers, trade or patronage of the Company or any of its subsidiaries, or take any actions which are materially adverse to or materially injurious to the Company or any of its subsidiaries, or which materially and adversely affect the business of the Company or any of its subsidiaries or their relationships with their employees, customers or suppliers; or

            (iii) Engage, employ, attempt to engage or employ or solicit for engagement or employment any employee or sales representative of the Company or any of its subsidiaries, or induce or otherwise advise any employee or sales representative to leave the employ or engagement of the Company or any of its subsidiaries or to engage in any of the activities prohibited hereby.

         b. For purposes hereof, the "Territory" shall mean and include the United States of America, Canada and Mexico.

         c. It is expressly understood and agreed that the Grantee and the Company consider the provisions hereof, including the restrictions as to Territory set forth in Section b. above to be reasonable for the purpose of preserving for the Company, its business and goodwill and other proprietary rights.

         d. Notwithstanding anything to the contrary, in the event of a violation of the foregoing non-competition covenants by the Grantee, the Company shall have all of the remedies set forth in

Section 4.2 of the Plan; provided, however, the remedies of the Company set forth in said Section 4.2 of the Plan shall be the sole and exclusive remedies of the Company for any violation by the Grantee of such non-competition covenants.

         Interpretation: This Agreement is subject in all respects to the terms of the Plan, and in the event that any provision of the Agreement shall be inconsistent with the terms of the Plan, then the terms of the Plan shall govern. Any question of interpretation arising under this Agreement shall be determined by the Committee and its determinations shall be final and conclusive upon all parties in interest.

         No Right of Employment: Nothing contained in this Agreement shall be construed to create or otherwise confer upon Grantee any right of employment, either expressed or implied, or constitute any evidence of any agreement or understanding, express or implied, that the Company will continue to employ Grantee for any period of time or at any particular position, and nothing contained in this Agreement shall affect any right the Company or any of its subsidiaries may have to terminate the Grantee's employment at any time.

         Counterparts: This Agreement may be executed in one or more counterparts, each counterpart of which will be regarded for all purposes as an original.

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Equity Ownership Agreement, as amended and restated hereby, as of the date written above.

                                  TALON AUTOMOTIVE GROUP, INC.


                                  By:
---------------------------------    ------------------------------
Wayne C. Inman


                                  Approved By:



                                  ---------------------------------
                                  Randolph J. Agley, Member of the
                                  Board of Directors

                              AMENDED AND RESTATED

                           EQUITY OWNERSHIP AGREEMENT


     THIS AMENDED AND RESTATED EQUITY OWNERSHIP AGREEMENT, entered into as of the ____ day of April, 1998, is by and between Talon Automotive Group, Inc. (the "Company" ), a Michigan corporation, and Kris R. Pfaehler ("Grantee").

     WHEREAS, on December 31, 1996, Grantee entered into those certain equity ownership agreements (the "Predecessor Agreements") with each of VS Holdings Inc., Hawthorne Metal Products Company and J & R Manufacturing Inc. (the "Predecessor Companies");

     WHEREAS, concurrently herewith, Hawthorne Metal Products Company and J & R Manufacturing Inc. merged with and into the Company and VS Holdings Inc. has become a subsidiary of the Company; and

     WHEREAS, the Predecessor Plans have been amended, restated and consolidated into the Talon Automotive Group, Inc. Amended and Restated Equity Ownership Plan; and

     WHEREAS, Grantee is an employee of the Company and has received Non-Qualified Stock Options under the Predecessor Plans;

     NOW, THEREFORE, in consideration of the above premises, the Company and the Grantee hereby agree to amend, restate and consolidate the Predecessor Agreements as follows:


                            I. GRANT OF STOCK OPTIONS

     Subject to the terms and conditions set forth herein and in the Plan which is attached hereto and made a part hereof the Grantee is awarded six (6) Non-Qualified Stock Options to purchase up to an aggregate total of 3,421 shares of Stock of the Company as hereinafter provided. For purposes of this Agreement, the Date of Grant of the Options is December 31, 1996.

                               II. EXERCISE PRICE

     The first option grants the Grantee the right to purchase up to 391 shares of Stock at a per share Exercise Price equal to One Hundred Eighty Two and 48/100 ($182.48) Dollars, which represents the sum of the Fair Market Value Per Share (as defined in the Plan) of Stock of the Predecessor Companies as of the stated Date of Grant;

     The second option grants the Grantee the right to purchase up to 391 shares of Stock at a per share Exercise Price equal to Two Hundred and 73/100 ($200.73) Dollars, which represents 110% of the Fair Market Value Per Share of Stock of the Predecessor Companies as of the stated Date of Grant;

     The third option grants the Grantee the right to purchase up to 391 shares of Stock at a per share Exercise Price equal to Two Hundred Eighteen and 98/100 ($218.98) Dollars, which represents 120% of the Fair Market Value Per Share of Stock of the Predecessor Companies as of the stated Date of Grant;

     The fourth option grants the Grantee the right to purchase up to 391 shares of Stock at a per share Exercise Price equal to Two Hundred Thirty Seven and 22/100 ($237.22) Dollars, which represents 130% of the Fair Market Value Per Share of Stock of the Predecessor Companies as of the stated Date of Grant;

     The fifth option grants the Grantee the right to purchase up to 391 shares of Stock at a per share Exercise Price equal to Two Hundred Fifty Five and 47/100 ($255.47) Dollars, which represents 140% of the Fair Market Value Per Share of Stock of the Companies as of the stated Date of Grant;

     The sixth option grants the Grantee the right to purchase up to 1,466 shares of Stock at a per share Exercise Price equal to Three Hundred Twenty Nine and 46/100 ($329.46) Dollars, which represents the sum of (i) 120% of the Fair Market Value Per Share of Stock of the Predecessor Companies as of the stated Date of Grant and (ii) One Hundred Ten and 48/100 ($110.48) Dollars.

                                  III. VESTING

The Grantee may exercise only those Options which are Vested and have not yet expired. Options granted under this Agreement become Vested in accordance with, and may not be exercised after the Expiration Date as set forth in, the following table.

                               Number of          Total Number of
Vesting Date                 Shares Vested         Shares Vested        Expiration Date
------------                 -------------        ---------------       ---------------
January 1, 1999            20% of the shares             683
                           of each option                               January 1, 2018

January 1, 2000            20% of the shares           1,366
                           of each option                               January 1, 2018

January 1, 2001            20% of the shares           2,049
                           of each option                               January 1, 2018

January 1, 2002            20% of the shares           2,732
                           of each option                               January 1, 2018

January 2, 2003            20% of the shares           3,421
                           of each option                               January 1, 2018

Notwithstanding the above, and subject to the terms of the Plan, the following special rules apply with regard to the Options granted under this Agreement.

- In the event of the Disability of the Grantee while employed by the Company, the Options granted herein will become 100% Vested.

- In the event of the death of the Grantee while employed by the Company, the Options granted herein will become 100% Vested.

- In the event of the Voluntary Resignation of the Grantee, no further Options will become Vested after the Termination of Employment.

- In the event of the Involuntary Termination of the Grantee, no further Options will become Vested after the Termination of Employment.

- In the event of Termination of Employment of the Grantee for Cause, no further Options will become Vested after the Termination of Employment.

- In the event of a Change of Control, the Options granted herein will become 100% Vested.

- In the event of the Grantee's Termination of Employment for any reason other than those specified above, no further options will become Vested as of the date of such Termination of Employment.

- Additionally, the Administrator may accelerate the Vesting of Grantee's Options if the Administrator determines that it is in the best interests of the Company and the Grantee.

                                  IV. EXERCISE

     Prior to a Termination of Employment, the Grantee may exercise any Vested Options until the Option's Expiration Date. The Grantee's ability to exercise any Vested Options following the date the Grantee ceases to be an employee is a follows:

- In the event the Grantee ceases to be an employee as a result of Retirement, the Grantee may exercise any Vested Options for a period of ninety (90) days following the date of the Grantee's Termination of Employment (or not later than the Expiration Date of the Options, if shorter).

- In the event the Grantee ceases to be an employee as a result of a Disability, the Grantee may exercise any Vested Options for a period of ninety (90) days following the date of the Grantee's Termination of Employment (or not later than the Expiration Date of the Options, if shorter).

-    In the event the Grantee dies while an employee of the Company, the legal representative of such Grantee's estate may exercise any Vested Options on the Grantee's behalf for a period of twelve
              (12) months following death (or not later than the Expiration Date of the Options, if shorter).

- In the event the Grantee ceases to be an employee as a result of a Voluntary Resignation, the Grantee shall have no further right to exercise any Option granted hereunder effective with the Grantee's Termination of Employment.

-    In the event the Grantee ceases to be an employee as a result of an
              Involuntary Termination, the Grantee may exercise any Vested Options for a period of ninety (90) days following the date of the Grantee's Termination of Employment (or not later than the Expiration Date of the Options, if shorter).

- In the event that the Grantee ceases to be an employee as a result of a Termination of Employment for Cause, the Grantee shall have no further right to exercise any Option granted hereunder effective with the Grantee's Termination of Employment.

- In the event that the Grantee ceases to be an employee for any other reason not specified above, the Granter may exercise any Vested Options for a period of ninety (90) days following the date the Grantee's Termination of Employment (or not later than the Expiration Date of the Options, if shorter).

     Neither Grantee nor any other person entitled to exercise the Options under the terms of the Plan shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any shares of Stock issuable on exercise of the Option, unless and until the Exercise Price for such shares has been paid in full.


                              V. ESCROW PROVISIONS

     The Grantee agrees to place any shares acquired pursuant to the terms of this Agreement at any time prior to an Initial Public Offering (together with assignments separate from certificate for all of such shares duly endorsed in blank for transfer), in escrow with the Company who shall act as the custodian of such shares. The Grantee hereby appoints such custodian as his attorney-in-fact for the Grantee with full power and authority in the Grantees' name, place and stead to transfer, assign and convey to the Company any shares of Stock which, pursuant to the terms hereof, are to be conveyed to the Company, and to otherwise deal with such shares in the manner provided herein or in the Plan.

                            VI. DISPOSITIONS OF STOCK

     Prior to an Initial Public Offering, the Grantee may not sell, exchange, transfer, pledge or otherwise dispose of any Stock acquired through the exercise of any Option granted hereunder until after the expiration of a six (6) month period following the transfer of such Stock to the Grantee.

     In the event of, and after the Initial Public Offering, the Grantee, by acceptance hereof, agrees not to sell or otherwise dispose of Stock acquired through the exercise by any option hereunder until after the expiration of the twelve (12) month period immediately following an Initial Public Offering.

     In the event of, and after an Initial Public Offering, the Grantee, by acceptance hereof, hereby represents, warrants and agrees that, upon exercise of this Option, unless the shares of Stock are then covered by an effective registration statement under the Securities Act of 1993, as amended (the "Act"):

          (i) the Stock is being acquired for investment and not with a view towards the public distribution or resale thereof;

          (ii) the Grantee will not sell, transfer or assign any Stock except in compliance with the terms and conditions hereof, the Act and the rules and regulations thereunder;

          (iii) the certificate representing the Stock may bear an appropriate restrictive legend; and

          (iv) the transfer agent of the company may place a stop transfer notation with respect to the shares in the Stock transfer books of the Company.


                   VII. RIGHT OF FIRST REFUSAL AND REPURCHASE

     In the event that prior to an Initial Public Offering the Grantee shall cease to be employed by the Company for any reason including death or Disability, the Company, following the expiration of the six (6) month holding period referred to in VI. above, shall have the right to repurchase some or all of Grantee's Stock acquired through the exercise of an Option granted hereunder at a purchase price equal to its Fair Market Value at the date of repurchase, as follows:

          (i) The Company may exercise its option to purchase any or all of such Stock by providing written notice thereof to Grantee; and

          (ii) Such purchase shall be consummated within sixty (60) days following the date of the Company's exercise of the option, and such purchase price shall be payable as hereinafter provided.

         Prior to an Initial Public Offering, the Company, following the expiration of the six (6) month holding period referred to in VI. above, shall have the right of first refusal with respect to Grantee's Stock at a purchase price equal to the higher of Fair Market Value or the price offered by a bona fide purchaser, as follows:

          (i) In the event Grantee proposes to sell, assign, transfer or otherwise dispose of any Stock pursuant to a bona fide written offer from an unrelated third party (the "Bona Fide Offer"), then Grantee shall offer such Stock for sale first to the Company, and the Company shall have an option to purchase any or all of such Stock upon the same terms and conditions as set forth in the Bona Fide Offer, except as follows:

          (ii) Such Stock shall be offered to the Company in writing in and shall state the terms and conditions of the Bona Fide Offer and attach a copy of the Bona Fide Offer.

          (iii) The Company may exercise its option to purchase any or all of such Stock upon the same terms and conditions as set forth in the Bona Fide Offer (except as otherwise provided herein), by providing written notice thereof to Grantee on or before the thirtieth (30th) day following receipt of such Bona Fide Offer.

          (iv) Such purchase by the Company shall then be consummated within the time frame set forth in the Bona Fide Offer (but in any event not less than one hundred twenty (120) days following the receipt of the Bona Fide Offer by the Company) and the purchase price therefor shall be equal to the higher of Fair Market Value or the purchase price set forth in the Bona Fide Offer, and shall be payable as hereinafter provided.

          (v) In the event the Company does not elect to purchase all of such Stock as provided above, with the prior written consent of the Company, which consent shall not be unreasonably withheld, Grantee may then sell, assign, transfer or otherwise dispose of such Stock to the third party pursuant to the Bona Fide Offer, but only upon the precise terms and conditions as stated in the Bona Fide Offer, provided, however, that such transaction is consummated within ninety (90) days following the expiration of the option set forth above. In the event of any change in the terms and conditions of the Bona Fide Offer or in the event such transaction is not consummated within such ninety (90) day period, then such Stock shall not be sold or otherwise transferred to such third party without again complying with the terms of this Section and offering the same to the Company in the same manner as set forth above.

     Prior to an Initial Public Offering and while the Grantee is still employed by the Company, the Grantee, following the expiration of the six (6) month holding period referred to in VI. above, shall have the right to require the Company to repurchase, in each calendar year, that number of shares of Stock then owned by the Grantee which shall have a total Fair Market Value of up to one hundred thousand ($100,000) dollars greater than the exercise price paid for such stock, at a purchase price equal to its Fair Market Value at the date of repurchase, which purchase price shall be paid in cash.

     Prior to an Initial Public Offering and in the event Grantee ceases to be employed by the Company, the Grantee shall have the right, following the expiration of the six (6) month holding period referred to in VI. above, to require the Company to repurchase Grantee's Stock acquired through the exercise of an option granted hereunder at a purchase price equal to its Fair Market Value at the date of repurchase.

     In the event that the Company exercises its right to repurchase, or is required to repurchase the Grantee's Stock pursuant to the preceding paragraphs above, it has the right to pay such purchase price either in cash at closing or in installments over a five (5) year period, with an initial down payment, payable on the closing of such repurchase, which shall be in an amount equal to the sum of (a) the Exercise Price paid by the Grantee for the Stock being repurchased by the Company, and (b) the amount of state and federal income taxes payable by the Grantee as a result of the exercise of the Options for the Stock which is being repurchased by the Company, using a maximum combined federal and state income tax rate equal to forty two (42%) percent (which percentage shall be subject to adjustment by the Company in its reasonable discretion based upon future changes in such maximum combined federal and state income tax rate), with the balance of the purchase price payable in equal semi-annual installments, with interest, over a period not to exceed five (5) years. For purposes of such an installment payment, interest shall be calculated and paid not less frequently than annually, and shall equal the prime rate of interest charged by the Company's primary bank.

                         VIII. S CORPORATION PROVISIONS

     In the event the Company at any time elects to be treated as an S Corporation pursuant to Sections 1361-1363 of the Internal Revenue Code of 1986, as amended from time to time (the "IRC"), then Grantee agrees to take any and all actions necessary for the Company and/or any subsidiary of the Company to maintain its election to be treated as an S Corporation, and in this regard agrees to the following:

          (i) Grantee shall not take any action which would cause S Corporation status of the Company or any subsidiary of the Company to terminate, except with the prior written consent of the Company.

          (ii) Grantee shall execute and deliver to the Company and/or the Internal Revenue Service all consents, documents, instruments and forms deemed necessary or advisable by counsel to the Company to cause the Company and/or any subsidiary of the Company to be treated as an S Corporation and to maintain the S Corporation election of the Company and/or any subsidiary in full force and effect.

          (iii) Grantee, or any permitted transferee, may not transfer and no person may acquire, the beneficial ownership of any Stock if such transfer would cause the Corporation status to of the Company or any subsidiary of the Company to terminate, including a transfer to, or acquisition by:

               (a) any person who would cause the Company to have more than 35 shareholders;

               (b)  any nonresident alien; or

               (c) any person than an individual, an estate or a trust permitted by Section 1361 of the IRC to be a shareholder of an S Corporation.

          (iv) No transfer to a qualified Subchapter S trust shall be permitted unless the Company has received reasonable assurance that the income beneficiary will properly and timely elect under IRC Section 1361(d)(2) to have the provisions of IRC Section 1361(d) apply. Additionally, no transfer to a qualified Subchapter S trust shall be permitted unless the trust instrument requires that the income beneficiary properly and timely elect under IRC Section 1361(d)(2) to have the provisions of IRC Section 1361(d) apply with respect to the Company and its subsidiaries and not revoke such election and that any successive income beneficiary not refuse to consent to such election.

          (v) Any transfer or acquisition of Stock in violation of this Agreement shall be null and void and Grantee and any successor agrees that any such transfer or acquisition may and should be enjoined.

          (vi) Any purported transfer in violation of this Agreement will not affect the beneficial ownership of the Stock, and Grantee or person making the purported transfer will retain the right to vote and the right to receive dividends and liquidation proceeds with respect to such Stock.

          (vii) Notwithstanding any purported transfer in violation of this Agreement, Grantee or person making the purported transfer shall continue to report the share of income, gain, loss, deduction or credit allocated by the Company to such Stock in accordance with IRC Section 1366.

          (viii) In the event that all or any portion of the Grantee's interest in the Company is terminated within the meaning of IRC Section 1377(a)(2) during a taxable year in which the Company is being taxed as an S Corporation, the following provisions shall apply:

                 (a) The Company shall elect under IRC Section 1377(a)(2) to have the rules provided in IRC Section 1377(a)(1) applied as if the taxable year consisted of two taxable years with the first year ending on the date of the termination of the Grantee's interest in the Company; and

                 (b) Grantee agrees to execute the necessary shareholder's consent, notwithstanding that he may have disposed of Stock in the Company prior to such termination, and will authorize the filing of such consent and such other instruments as may be required to give effect to such election, with the appropriate Internal

          Revenue Service Center or office.


                             IX. NOTICE AND PAYMENT

     Subject to the limitations set forth in this Agreement, the Grantee may exercise Options granted under this Agreement by delivering written notice to the Company, on a form provided by the Company, specifying the number of shares of Stock to be purchased. The Exercise Price of any Option shall be payable to the Company in full at the time of exercise of the Option (i) in cash or its equivalent, (ii) a promissory note having a term of not more than one year and an interest rate equal to 7% (iii) by tendering shares of previously acquired Stock which has been held by the Grantee for at least six months having a Fair Market Value on the date of exercise equal to the total Exercise Price, or (iv) by a combination of cash, a promissory note and previous acquired stock, all as determined by the Administrator, in its sole discretion.


                                   X. GENERAL

     Administration. Administration of this agreement will be governed by the terms and conditions set forth in the Plan in effect on the Date of Grant. That document is incorporated in this Agreement in its entirety.

     Notices. Every notice or other communication relating to the Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party. Unless and until some other address is so designated, all notices or communications by the Grantee to the Company shall be mailed to Talon Automotive Group, Inc., 400 Talon Centre, Detroit, Michigan 48207, Attention: Wayne C. Inman.

All notices by the Company to the Grantee may be delivered to the Grantee personally or may be mailed to the Grantee at the address shown on the records of the Company.

     Withholding: The Company shall deduct from any payment of any kind due to the Grantee, any federal, state or local taxes of any kind required by law to be withhold with respect to the exercise of the Stock Options or require the Grantee to remit an additional amount in cash or its equivalent to pay for such withholding.

     Non-Compete:

     a. The Grantee hereby acknowledges and recognizes the highly competitive nature of the businesses of the Company and accordingly agrees in consideration for the grant of the options, during the period the Grantee is employed by the Company and thereafter for the longer of two (2) years or that period in which the Grantee is entitled to any payments pursuant to our Equity Ownership Agreement, for purposes of the Plan he will not directly or indirectly (except as a passive investor in less than one (1%) percent of the outstanding capital stock of a publicly traded corporation or in his capacity as an employee of the Company):

          (i) conduct, engage in, have an interest in, or aid or assist any person or entity in conducting, engaging or having an interest in (whether as an owner, principal, lender, stockholder, partner, employer, employee, consultant, officer, director or otherwise) anywhere within the Territory (as hereinafter defined):

                (a) any business or enterprise (whether or not for profit) which offers or performs any services which are the same as or similar to or competitive with those now or hereafter provided by the Company or any of its subsidiaries; or

                (b) any business or enterprise (whether or not for profit) which develops, manufactures or sells any products which are the same as or in any manner similar to or competitive with those developed, manufactured or sold the Company or any of its subsidiaries; or

                (c) any other business or enterprise (whether or not for profit) which is competitive with the business of the Company or any of its subsidiaries;

          (ii) Solicit, divert, take away, interfere with or accept any business any customers, suppliers, trade or patronage of the Company or any of its subsidiaries, or take any actions which are materially adverse to or materially injurious to the Company or any of its subsidiaries, or which materially and adversely affect the business of the Company or any of its subsidiaries or their relationships with their employees, customers or suppliers; or

          (iii) Engage, employ, attempt to engage or employ or solicit for engagement or employment any employee or sales representative of the Company or any of its subsidiaries, or induce or otherwise advise any employee or sales representative to leave the employ or engagement of the Company or any of its subsidiaries or to engage in any of the activities prohibited hereby.

     b. For purposes hereof, the "Territory" shall mean and include the United States of America, Canada and Mexico.

     c. It is expressly understood and agreed that the Grantee and the Company consider the provisions hereof, including the restrictions as to Territory set forth in Section b. above to be reasonable for the purpose of preserving for the Company, its business and goodwill and other proprietary rights.

     d. Notwithstanding anything to the contrary, in the event of a violation of the foregoing non-competition covenants by the Grantee, the Company shall have all of the remedies set forth in Section 4.2 of the Plan; provided, however, the remedies of the Company set forth in said Section 4.2 of the Plan shall be the sole and exclusive remedies of the Company for any violation by the Grantee of such non-competition covenants.

     Interpretation: This Agreement is subject in all respects to the terms of the Plan, and in the event that any provision of the Agreement shall be inconsistent with the terms of the Plan, then the terms of the Plan shall govern. Any question of interpretation arising under this Agreement shall be determined by the Committee and its determinations shall be final and conclusive upon all parties in interest.

     No Right of Employment: Nothing contained in this Agreement shall be construed to create or otherwise confer upon Grantee any right of employment, either expressed or implied, or constitute any evidence of any agreement or understanding, express or implied, that the Company will continue to employ Grantee for any period of time or at any particular position, and nothing contained in this Agreement shall affect any right the Company or any of its subsidiaries may have to terminate the Grantee's employment at any time.

     Counterparts: This Agreement may be executed in one or more counterparts, each counterpart of which will be regarded for all purposes as an original.

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Equity Ownership Agreement, as amended and restated hereby, as of the date written above.

                                   TALON AUTOMOTIVE GROUP, INC.


                                   By:
-----------------------------          ----------------------------------
Kris R. Pfaehler

                              AMENDED AND RESTATED

                           EQUITY OWNERSHIP AGREEMENT


     THIS AMENDED AND RESTATED EQUITY OWNERSHIP AGREEMENT, entered into as of the ____ day of April, 1998, is by and between Talon Automotive Group, Inc. (the "Company" ), a Michigan corporation, and David J. Woodward ("Grantee").

     WHEREAS, on December 31, 1996, Grantee entered into those certain equity ownership agreements (the "Predecessor Agreements") with each of VS Holdings Inc., Hawthorne Metal Products Company and J & R Manufacturing Inc. (the "Predecessor Companies");

     WHEREAS, concurrently herewith, Hawthorne Metal Products Company and J & R Manufacturing Inc. merged with and into the Company and VS Holdings Inc. has become a subsidiary of the Company; and

     WHEREAS, the Predecessor Plans have been amended, restated and consolidated into the Talon Automotive Group, Inc. Amended and Restated Equity Ownership Plan; and

     WHEREAS, Grantee is an employee of the Company and has received Non-Qualified Stock Options under the Predecessor Plans;

     NOW, THEREFORE, in consideration of the above premises, the Company and the Grantee hereby agree to amend, restate and consolidate the Predecessor Agreements as follows:


                            I. GRANT OF STOCK OPTIONS

     Subject to the terms and conditions set forth herein and in the Plan which is attached hereto and made a part hereof the Grantee is awarded six (6) Non-Qualified Stock Options to purchase up to an aggregate total of 4,073 shares of Stock of the Company as hereinafter provided. For purposes of this Agreement, the Date of Grant of the Options is December 31, 1996.

                               II. EXERCISE PRICE

     The first option grants the Grantee the right to purchase up to 456 shares of Stock at a per share Exercise Price equal to One Hundred Eighty Two and 48/100 ($182.48) Dollars, which represents the sum of the Fair Market Value Per Share (as defined in the Plan) of Stock of the Predecessor Companies as of the stated Date of Grant;

     The second option grants the Grantee the right to purchase up to 456 shares of Stock at a per share Exercise Price equal to Two Hundred and 73/100 ($200.73) Dollars, which represents 110% of the Fair Market Value Per Share of Stock of the Predecessor Companies as of the stated Date of Grant;

     The third option grants the Grantee the right to purchase up to 456 shares of Stock at a per share Exercise Price equal to Two Hundred Eighteen and 98/100 ($218.98) Dollars, which represents 120% of the Fair Market Value Per Share of Stock of the Predecessor Companies as of the stated Date of Grant;

     The fourth option grants the Grantee the right to purchase up to 456 shares of Stock at a per share Exercise Price equal to Two Hundred Thirty Seven and 22/100 ($237.22) Dollars, which represents 130% of the Fair Market Value Per Share of Stock of the Predecessor Companies as of the stated Date of Grant;

     The fifth option grants the Grantee the right to purchase up to 456 shares of Stock at a per share Exercise Price equal to Two Hundred Fifty Five and 47/100 ($255.47) Dollars, which represents 140% of the Fair Market Value Per Share of Stock of the Companies as of the stated Date of Grant;

     The sixth option grants the Grantee the right to purchase up to 1,793 shares of Stock at a per share Exercise Price equal to Three Hundred Twenty Nine and 46/100 ($329.46) Dollars, which represents the sum of (i) 120% of the Fair Market Value Per Share of Stock of the Predecessor Companies as of the stated Date of Grant and (ii) One Hundred Ten and 48/100 ($110.48) Dollars.

                                  III. VESTING

The Grantee may exercise only those Options which are Vested and have not yet expired. Options granted under this Agreement become Vested in accordance with, and may not be exercised after the Expiration Date as set forth in, the following table.

                               Number of           Total Number of
Vesting Date                 Shares Vested          Shares Vested           Expiration Date
------------                 -------------         ---------------          ---------------
January 1, 1999            20% of the shares             814
                           of each option                                   January 1, 2018

January 1, 2000            20% of the shares           1,628
                           of each option                                   January 1, 2018

January 1, 2001            20% of the shares           2,442
                           of each option                                   January 1, 2018

January 1, 2002            20% of the shares           3,256
                           of each option                                   January 1, 2018

January 2, 2003            20% of the shares           4,073
                           of each option                                   January 1, 2018

Notwithstanding the above, and subject to the terms of the Plan, the following special rules apply with regard to the Options granted under this Agreement.

- In the event of the Disability of the Grantee while employed by the Company, the Options granted herein will become 100% Vested.

- In the event of the death of the Grantee while employed by the Company, the Options granted herein will become 100% Vested.

- In the event of the Voluntary Resignation of the Grantee, no further Options will become Vested after the Termination of Employment.

- In the event of the Involuntary Termination of the Grantee, no further Options will become Vested after the Termination of Employment.

- In the event of Termination of Employment of the Grantee for Cause, no further Options will become Vested after the Termination of Employment.

- In the event of a Change of Control, the Options granted herein will become 100% Vested.

- In the event of the Grantee's Termination of Employment for any reason other than those specified above, no further options will become Vested as of the date of such Termination of Employment.

- Additionally, the Administrator may accelerate the Vesting of Grantee's Options if the Administrator determines that it is in the best interests of the Company and the Grantee.

                                  IV. EXERCISE

     Prior to a Termination of Employment, the Grantee may exercise any Vested Options until the Option's Expiration Date. The Grantee's ability to exercise any Vested Options following the date the Grantee ceases to be an employee is a follows:

- In the event the Grantee ceases to be an employee as a result of Retirement, the Grantee may exercise any Vested Options for a period of ninety (90) days following the date of the Grantee's Termination of Employment (or not later than the Expiration Date of the Options, if shorter).

- In the event the Grantee ceases to be an employee as a result of a Disability, the Grantee may exercise any Vested Options for a period of ninety (90) days following the date of the Grantee's Termination of Employment (or not later than the Expiration Date of the Options, if shorter).

-    In the event the Grantee dies while an employee of the Company, the legal representative of such Grantee's estate may exercise any Vested Options on the Grantee's behalf for a period of twelve (12) months following death (or not later than the Expiration
              Date of the Options, if shorter).

- In the event the Grantee ceases to be an employee as a result of a Voluntary Resignation, the Grantee shall have no further right to exercise any Option granted hereunder effective with the Grantee's Termination of Employment.

-    In the event the Grantee ceases to be an employee as a result of an
              Involuntary Termination, the Grantee may exercise any Vested Options for a period of ninety (90) days following the date of the Grantee's Termination of Employment (or not later than the Expiration Date of the Options, if shorter).

- In the event that the Grantee ceases to be an employee as a result of a Termination of Employment for Cause, the Grantee shall have no further right to exercise any Option granted hereunder effective with the Grantee's Termination of Employment.

- In the event that the Grantee ceases to be an employee for any other reason not specified above, the Granter may exercise any Vested Options for a period of ninety (90) days following the date the Grantee's
         Termination of Employment (or not later than the Expiration Date of the Options, if shorter).

     Neither Grantee nor any other person entitled to exercise the Options under the terms of the Plan shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any shares of Stock issuable on exercise of the Option, unless and until the Exercise Price for such shares has been paid in full.


                              V. ESCROW PROVISIONS

     The Grantee agrees to place any shares acquired pursuant to the terms of this Agreement at any time prior to an Initial Public Offering (together with assignments separate from certificate for all of such shares duly endorsed in blank for transfer), in escrow with the Company who shall act as the custodian of such shares. The Grantee hereby appoints such custodian as his attorney-in-fact for the Grantee with full power and authority in the Grantees' name, place and stead to transfer, assign and convey to the Company any shares of Stock which, pursuant to the terms hereof, are to be conveyed to the Company, and to otherwise deal with such shares in the manner provided herein or in the Plan.

                            VI. DISPOSITIONS OF STOCK

     Prior to an Initial Public Offering, the Grantee may not sell, exchange, transfer, pledge or otherwise dispose of any Stock acquired through the exercise of any Option granted hereunder until after the expiration of a six (6) month period following the transfer of such Stock to the Grantee.

     In the event of, and after the Initial Public Offering, the Grantee, by acceptance hereof, agrees not to sell or otherwise dispose of Stock acquired through the exercise by any option hereunder until after the expiration of the twelve (12) month period immediately following an Initial Public Offering.

     In the event of, and after an Initial Public Offering, the Grantee, by acceptance hereof, hereby represents, warrants and agrees that, upon exercise of this Option, unless the shares of Stock are then covered by an effective registration statement under the Securities Act of 1993, as amended (the "Act"):

          (i) the Stock is being acquired for investment and not with a view towards the public distribution or resale thereof;

          (ii) the Grantee will not sell, transfer or assign any Stock except in compliance with the terms and conditions hereof, the Act and the rules and regulations thereunder;

          (iii) the certificate representing the Stock may bear an appropriate restrictive legend; and

          (iv) the transfer agent of the company may place a stop transfer notation with respect to the shares in the Stock transfer books of the Company.


                   VII. RIGHT OF FIRST REFUSAL AND REPURCHASE

     In the event that prior to an Initial Public Offering the Grantee shall cease to be employed by the Company for any reason including death or Disability, the Company, following the expiration of the six (6) month holding period referred to in VI. above, shall have the right to repurchase some or all of Grantee's Stock acquired through the exercise of an Option granted hereunder at a purchase price equal to its Fair Market Value at the date of repurchase, as follows:

          (i) The Company may exercise its option to purchase any or all of such Stock by providing written notice thereof to Grantee; and

          (ii) Such purchase shall be consummated within sixty (60) days following the date of the Company's exercise of the option, and such purchase price shall be payable as hereinafter provided.

     Prior to an Initial Public Offering, the Company, following the expiration of the six (6) month holding period referred to in VI. above, shall have the right of first refusal with respect to Grantee's Stock at a purchase price equal to the higher of Fair Market Value or the price offered by a bona fide purchaser, as follows:

          (i) In the event Grantee proposes to sell, assign, transfer or otherwise dispose of any Stock pursuant to a bona fide written offer from an unrelated third party (the "Bona Fide Offer"), then Grantee shall offer such Stock for sale first to the Company, and the Company shall have an option to purchase any or all of such Stock upon the same terms and conditions as set forth in the Bona Fide Offer, except as follows:

          (ii) Such Stock shall be offered to the Company in writing in and shall state the terms and conditions of the Bona Fide Offer and attach a copy of the Bona Fide Offer.

          (iii) The Company may exercise its option to purchase any or all of such Stock upon the same terms and conditions as set forth in the Bona Fide Offer (except as otherwise provided herein), by providing written notice thereof to Grantee on or before the thirtieth (30th) day following receipt of such Bona Fide Offer.

          (iv) Such purchase by the Company shall then be consummated within the time frame set forth in the Bona Fide Offer (but in any event not less than one hundred twenty (120) days following the receipt of the Bona Fide Offer by the Company) and the purchase price therefor shall be equal to the higher of Fair Market Value or the purchase price set forth in the Bona Fide Offer, and shall be payable as hereinafter provided.

          (v) In the event the Company does not elect to purchase all of such Stock as provided above, with the prior written consent of the Company, which consent shall not be unreasonably withheld, Grantee may then sell, assign, transfer or otherwise dispose of such Stock to the third party pursuant to the Bona Fide Offer, but only upon the precise terms and conditions as stated in the Bona Fide Offer, provided, however, that such transaction is consummated within ninety (90) days following the expiration of the option set forth above. In the event of any change in the terms and conditions of the Bona Fide Offer or in the event such transaction is not consummated within such ninety (90) day period, then such Stock shall not be sold or otherwise transferred to such third party without again complying with the terms of this Section and offering the same to the Company in the same manner as set forth above.

     Prior to an Initial Public Offering and while the Grantee is still employed by the Company, the Grantee, following the expiration of the six (6) month holding period referred to in VI. above, shall have the right to require the Company to repurchase, in each calendar year, that number of shares of Stock then owned by the Grantee which shall have a total Fair Market Value of up to one hundred thousand ($100,000) dollars greater than the exercise price paid for such stock, at a purchase price equal to its Fair Market Value at the date of repurchase, which purchase price shall be paid in cash.

     Prior to an Initial Public Offering and in the event Grantee ceases to be employed by the Company, the Grantee shall have the right, following the expiration of the six (6) month holding period referred to in VI. above, to require the Company to repurchase Grantee's Stock acquired through the exercise of an option granted hereunder at a purchase price equal to its Fair Market Value at the date of repurchase.

     In the event that the Company exercises its right to repurchase, or is required to repurchase the Grantee's Stock pursuant to the preceding paragraphs above, it has the right to pay such purchase price either in cash at closing or in installments over a five (5) year period, with an initial down payment, payable on the closing of such repurchase, which shall be in an amount equal to the sum of (a) the Exercise Price paid by the Grantee for the Stock being repurchased by the Company, and (b) the amount of state and federal income taxes payable by the Grantee as a result of the exercise of the Options for the Stock which is being repurchased by the Company, using a maximum combined federal and state income tax rate equal to forty two (42%) percent (which percentage shall be subject to adjustment by the Company in its reasonable discretion based upon future changes in such maximum combined federal and state income tax rate), with the balance of the purchase price payable in equal semi-annual installments, with interest, over a period not to exceed five (5) years. For purposes of such an installment payment, interest shall be calculated and paid not less frequently than annually, and shall equal the prime rate of interest charged by the Company's primary bank.

                         VIII. S CORPORATION PROVISIONS

     In the event the Company at any time elects to be treated as an S Corporation pursuant to Sections 1361-1363 of the Internal Revenue Code of 1986, as amended from time to time (the "IRC"), then Grantee agrees to take any and all actions necessary for the Company and/or any subsidiary of the Company to maintain its election to be treated as an S Corporation, and in this regard agrees to the following:

          (i) Grantee shall not take any action which would cause S Corporation status of the Company or any subsidiary of the Company to terminate, except with the prior written consent of the Company.

          (ii) Grantee shall execute and deliver to the Company and/or the Internal Revenue Service all consents, documents, instruments and forms deemed necessary or advisable by counsel to the Company to cause the Company and/or any subsidiary of the Company to be treated as an S Corporation and to maintain the S Corporation election of the Company and/or any subsidiary in full force and effect.

          (iii) Grantee, or any permitted transferee, may not transfer and no person may acquire, the beneficial ownership of any Stock if such transfer would cause the Corporation status to of the Company or any subsidiary of the Company to terminate, including a transfer to, or acquisition by:

                 (a) any person who would cause the Company to have more than 35 shareholders;

                 (b)  any nonresident alien; or

                 (c) any person than an individual, an estate or a trust permitted by Section 1361 of the IRC to be a shareholder of an S Corporation.

          (iv) No transfer to a qualified Subchapter S trust shall be permitted unless the Company has received reasonable assurance that the income beneficiary will properly and timely elect under IRC Section 1361(d)(2) to have the provisions of IRC Section 1361(d) apply. Additionally, no transfer to a qualified Subchapter S trust shall be permitted unless the trust instrument requires that the income beneficiary properly and timely elect under IRC Section 1361(d)(2) to have the provisions of IRC Section 1361(d) apply with respect to the Company and its subsidiaries and not revoke such election and that any successive income beneficiary not refuse to consent to such election.

          (v) Any transfer or acquisition of Stock in violation of this Agreement shall be null and void and Grantee and any successor agrees that any such transfer or acquisition may and should be enjoined.

          (vi) Any purported transfer in violation of this Agreement will not affect the beneficial ownership of the Stock, and Grantee or person making the purported transfer will retain the right to vote and the right to receive dividends and liquidation proceeds with respect to such Stock.

          (vii) Notwithstanding any purported transfer in violation of this Agreement, Grantee or person making the purported transfer shall continue to report the share of income, gain, loss, deduction or credit allocated by the Company to such Stock in accordance with IRC Section 1366.

          (viii) In the event that all or any portion of the Grantee's interest in the Company is terminated within the meaning of IRC Section 1377(a)(2) during a taxable year in which the Company is being taxed as an S Corporation, the following provisions shall apply:

                 (a) The Company shall elect under IRC Section 1377(a)(2) to have the rules provided in IRC Section 1377(a)(1) applied as if the taxable year consisted of two taxable years with the first year ending on the date of the termination of the Grantee's interest in the Company; and

                 (b) Grantee agrees to execute the necessary shareholder's consent, notwithstanding that he may have disposed of Stock in the Company prior to such termination, and will authorize the filing of such consent and such other instruments as may be required to give effect to such election, with the appropriate Internal

          Revenue Service Center or office.


                             IX. NOTICE AND PAYMENT

     Subject to the limitations set forth in this Agreement, the Grantee may exercise Options granted under this Agreement by delivering written notice to the Company, on a form provided by the Company, specifying the number of shares of Stock to be purchased. The Exercise Price of any Option shall be payable to the Company in full at the time of exercise of the Option (i) in cash or its equivalent, (ii) a promissory note having a term of not more than one year and an interest rate equal to 7% (iii) by tendering shares of previously acquired Stock which has been held by the Grantee for at least six months having a Fair Market Value on the date of exercise equal to the total Exercise Price, or (iv) by a combination of cash, a promissory note and previous acquired stock, all as determined by the Administrator, in its sole discretion.


                                   X. GENERAL

     Administration. Administration of this agreement will be governed by the terms and conditions set forth in the Plan in effect on the Date of Grant. That document is incorporated in this Agreement in its entirety.

     Notices. Every notice or other communication relating to the Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party. Unless and until some other address is so designated, all notices or communications by the Grantee to the Company shall be mailed to Talon Automotive Group, Inc., 400 Talon Centre, Detroit, Michigan 48207, Attention: Wayne C. Inman.

All notices by the Company to the Grantee may be delivered to the Grantee personally or may be mailed to the Grantee at the address shown on the records of the Company.

     Withholding: The Company shall deduct from any payment of any kind due to the Grantee, any federal, state or local taxes of any kind required by law to be withhold with respect to the exercise of the Stock Options or require the Grantee to remit an additional amount in cash or its equivalent to pay for such withholding.

     Non-Compete:

     a. The Grantee hereby acknowledges and recognizes the highly competitive nature of the businesses of the Company and accordingly agrees in consideration for the grant of the options, during the period the Grantee is employed by the Company and thereafter for the longer of two (2) years or that period in which the Grantee is entitled to any payments pursuant to our Equity Ownership Agreement, for purposes of the Plan he will not directly or indirectly (except as a passive investor in less than one (1%) percent of the outstanding capital stock of a publicly traded corporation or in his capacity as an employee of the Company):

          (i) conduct, engage in, have an interest in, or aid or assist any person or entity in conducting, engaging or having an interest in (whether as an owner, principal, lender, stockholder, partner, employer, employee, consultant, officer, director or otherwise) anywhere within the Territory (as hereinafter defined):

                (a) any business or enterprise (whether or not for profit) which offers or performs any services which are the same as or similar to or competitive with those now or hereafter provided by the Company or any of its subsidiaries; or

                (b) any business or enterprise (whether or not for profit) which develops, manufactures or sells any products which are the same as or in any manner similar to or competitive with those developed, manufactured or sold the Company or any of its subsidiaries; or

                (c) any other business or enterprise (whether or not for profit) which is competitive with the business of the Company or any of its subsidiaries;

          (ii) Solicit, divert, take away, interfere with or accept any business any customers, suppliers, trade or patronage of the Company or any of its subsidiaries, or take any actions which are materially adverse to or materially injurious to the Company or any of its subsidiaries, or which materially and adversely affect the business of the Company or any of its subsidiaries or their relationships with their employees, customers or suppliers; or

          (iii) Engage, employ, attempt to engage or employ or solicit for engagement or employment any employee or sales representative of the Company or any of its subsidiaries, or induce or otherwise advise any employee or sales representative to leave the employ or engagement of the Company or any of its subsidiaries or to engage in any of the activities prohibited hereby.

     b. For purposes hereof, the "Territory" shall mean and include the United States of America, Canada and Mexico.

     c. It is expressly understood and agreed that the Grantee and the Company consider the provisions hereof, including the restrictions as to Territory set forth in Section b. above to be reasonable for the purpose of preserving for the Company, its business and goodwill and other proprietary rights.

     d. Notwithstanding anything to the contrary, in the event of a violation of the foregoing non-competition covenants by the Grantee, the Company shall have all of the remedies set forth in Section 4.2 of the Plan; provided, however, the remedies of the Company set forth in said Section 4.2 of the Plan shall be the sole and exclusive remedies of the Company for any violation by the Grantee of such non-competition covenants.

     Interpretation: This Agreement is subject in all respects to the terms of the Plan, and in the event that any provision of the Agreement shall be inconsistent with the terms of the Plan, then the terms of the Plan shall govern. Any question of interpretation arising under this Agreement shall be determined by the Committee and its determinations shall be final and conclusive upon all parties in interest.

     No Right of Employment: Nothing contained in this Agreement shall be construed to create or otherwise confer upon Grantee any right of employment, either expressed or implied, or constitute any evidence of any agreement or understanding, express or implied, that the Company will continue to employ Grantee for any period of time or at any particular position, and nothing contained in this Agreement shall affect any right the Company or any of its subsidiaries may have to terminate the Grantee's employment at any time.

     Counterparts: This Agreement may be executed in one or more counterparts, each counterpart of which will be regarded for all purposes as an original.

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Equity Ownership Agreement, as amended and restated hereby, as of the date written above.

                                        TALON AUTOMOTIVE GROUP, INC.


                                        By:
-----------------------------              -------------------------------
David J. Woodward

                                                                  EXHIBIT 10.24


                              AMENDED AND RESTATED

                           EQUITY OWNERSHIP AGREEMENT


     THIS AMENDED AND RESTATED EQUITY OWNERSHIP AGREEMENT, entered into as of the ____ day of April, 1998, is by and between Talon Automotive Group, Inc. (the "Company" ), a Michigan corporation, and Delmar O. Stanley ("Grantee").

     WHEREAS, on December 31, 1996, Grantee entered into those certain equity ownership agreements (the "Predecessor Agreements") with each of VS Holdings Inc., Hawthorne Metal Products Company and J & R Manufacturing Inc. (the "Predecessor Companies");

     WHEREAS, concurrently herewith, Hawthorne Metal Products Company and J & R Manufacturing Inc. merged with and into the Company and VS Holdings Inc. has become a subsidiary of the Company; and

     WHEREAS, the Predecessor Plans have been amended, restated and consolidated into the Talon Automotive Group, Inc. Amended and Restated Equity Ownership Plan; and

     WHEREAS, Grantee is an employee of the Company and has received Non-Qualified Stock Options under the Predecessor Plans;

     NOW, THEREFORE, in consideration of the above premises, the Company and the Grantee hereby agree to amend, restate and consolidate the Predecessor Agreements as follows:


                            I. GRANT OF STOCK OPTIONS

     Subject to the terms and conditions set forth herein and in the Plan which is attached hereto and made a part hereof the Grantee is awarded six (6) Non-Qualified Stock Options to purchase up to an aggregate total of 13,034 shares of Stock of the Company as hereinafter provided. For purposes of this Agreement, the Date of Grant of the Options is December 31, 1996.

                               II. EXERCISE PRICE

     The first option grants the Grantee the right to purchase up to 1,792 shares of Stock at a per share Exercise Price equal to One Hundred Eighty Two and 48/100 ($182.48) Dollars, which represents the sum of the Fair Market Value Per Share (as defined in the Plan) of Stock of the Predecessor Companies as of the stated Date of Grant;

     The second option grants the Grantee the right to purchase up to 1,792 shares of Stock at a per share Exercise Price equal to Two Hundred and 73/100 ($200.73) Dollars, which represents 110% of the Fair Market Value Per Share of Stock of the Predecessor Companies as of the stated Date of Grant;

     The third option grants the Grantee the right to purchase up to 1,792 shares of Stock at a per share Exercise Price equal to Two Hundred Eighteen and 98/100 ($218.98) Dollars, which represents 120% of the Fair Market Value Per Share of Stock of the Predecessor Companies as of the stated Date of Grant;

     The fourth option grants the Grantee the right to purchase up to 1,792 shares of Stock at a per share Exercise Price equal to Two Hundred Thirty Seven and 22/100 ($237.22) Dollars, which represents 130% of the Fair Market Value Per Share of Stock of the Predecessor Companies as of the stated Date of Grant;

     The fifth option grants the Grantee the right to purchase up to 1,792 shares of Stock at a per share Exercise Price equal to Two Hundred Fifty Five and 47/100 ($255.47) Dollars, which represents 140% of the Fair Market Value Per Share of Stock of the Companies as of the stated Date of Grant;

     The sixth option grants the Grantee the right to purchase up to 4,074 shares of Stock at a per share Exercise Price equal to Four Hundred Thirty Nine and 94/100 ($439.94) Dollars, which represents the sum of (i) 120% of the Fair Market Value Per Share of Stock of the Predecessor Companies as of the stated Date of Grant and (ii) Two Hundred Twenty and 96/100 ($220.96) Dollars.

                                  III. VESTING

The Grantee may exercise only those Options which are Vested and have not yet expired. Options granted under this Agreement become Vested in accordance with, and may not be exercised after the Expiration Date as set forth in, the following table.

                         Number of           Total Number of
Vesting Date           Shares Vested         Shares Vested              Expiration Date
------------           -------------         ---------------            ---------------
January 1, 1999        20% of the shares          2,605
                       of each option                                   January 1, 2018

January 1, 2000        20% of the shares          5,210
                       of each option                                   January 1, 2018

January 1, 2001        20% of the shares          7,815
                       of each option                                   January 1, 2018

January 1, 2002        20% of the shares         10,420
                       of each option                                   January 1, 2018

January 2, 2003        20% of the shares         13,034
                       of each option                                   January 1, 2018

Notwithstanding the above, and subject to the terms of the Plan, the following special rules apply with regard to the Options granted under this Agreement.

- In the event of the Disability of the Grantee while employed by the Company, the Options granted herein will become 100% Vested.

- In the event of the death of the Grantee while employed by the Company, the Options granted herein will become 100% Vested.

- In the event of the Voluntary Resignation of the Grantee, no further Options will become Vested after the Termination of Employment.

- In the event of the Involuntary Termination of the Grantee, no further Options will become Vested after the Termination of Employment.

- In the event of Termination of Employment of the Grantee for Cause, no further Options will become Vested after the Termination of Employment.

- In the event of a Change of Control, the Options granted herein will become 100% Vested.

- In the event of the Grantee's Termination of Employment for any reason other than those specified above, no further options will become Vested as of the date of such Termination of Employment.

- Additionally, the Administrator may accelerate the Vesting of Grantee's Options if the Administrator determines that it is in the best interests of the Company and the Grantee.

                                  IV. EXERCISE

         Prior to a Termination of Employment, the Grantee may exercise any Vested Options until the Option's Expiration Date. The Grantee's ability to exercise any Vested Options following the date the Grantee ceases to be an employee is a follows:

    - In the event the Grantee ceases to be an employee as a result of Retirement, the Grantee may exercise any Vested Options for a period of ninety (90) days following the date of the Grantee's Termination of Employment (or not later than the Expiration Date of the Options, if shorter).

    - In the event the Grantee ceases to be an employee as a result of a Disability, the Grantee may exercise any Vested Options for a period of ninety (90) days following the date of the Grantee's Termination of Employment (or not later than the Expiration Date of the

               Options, if shorter).

    - In the event the Grantee dies while an employee of the Company, the legal representative of such Grantee's estate may exercise any Vested Options on the Grantee's behalf for a period of twelve (12) months following death (or not later than the Expiration Date of the Options, if shorter).

    - In the event the Grantee ceases to be an employee as a result of a Voluntary Resignation, the Grantee shall have no further right to exercise any Option granted hereunder effective with the Grantee's Termination of Employment.

    - In the event the Grantee ceases to be an employee as a result of an
                      Involuntary Termination, the Grantee may exercise any Vested Options for a period of ninety (90) days following the date of the Grantee's Termination of Employment (or not later than the Expiration Date of the Options, if shorter).

    - In the event that the Grantee ceases to be an employee as a result of a Termination of Employment for Cause, the Grantee shall have no further right to exercise any Option granted hereunder effective with the Grantee's Termination of Employment.

    - In the event that the Grantee ceases to be an employee for any other reason not specified above, the Granter may exercise any Vested Options for a period of ninety (90) days following the date the Grantee's Termination of Employment (or not later than the Expiration Date of the Options, if shorter).

      Neither Grantee nor any other person entitled to exercise the Options under the terms of the Plan shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any shares of Stock issuable on exercise of the Option, unless and until the Exercise Price for such shares has been paid in full.


                              V. ESCROW PROVISIONS

      The Grantee agrees to place any shares acquired pursuant to the terms of this Agreement at any time prior to an Initial Public Offering (together with assignments separate from certificate for all of such shares duly endorsed in blank for transfer), in escrow with the Company who shall act as the custodian of such shares. The Grantee hereby appoints such custodian as his attorney-in-fact for the Grantee with full power and authority in the Grantees' name, place and stead to transfer, assign and convey to the Company any shares of Stock which, pursuant to the terms hereof, are to be conveyed to the Company, and to otherwise deal with such shares in the manner provided herein or in the Plan.

                            VI. DISPOSITIONS OF STOCK

     Prior to an Initial Public Offering, the Grantee may not sell, exchange, transfer, pledge or otherwise dispose of any Stock acquired through the exercise of any Option granted hereunder until after the expiration of a six (6) month period following the transfer of such Stock to the Grantee.

     In the event of, and after the Initial Public Offering, the Grantee, by acceptance hereof, agrees not to sell or otherwise dispose of Stock acquired through the exercise by any option hereunder until after the expiration of the twelve (12) month period immediately following an Initial Public Offering.

     In the event of, and after an Initial Public Offering, the Grantee, by acceptance hereof, hereby represents, warrants and agrees that, upon exercise of this Option, unless the shares of Stock are then covered by an effective registration statement under the Securities Act of 1993, as amended (the "Act"):

          (i) the Stock is being acquired for investment and not with a view towards the public distribution or resale thereof;

          (ii) the Grantee will not sell, transfer or assign any Stock except in compliance with the terms and conditions hereof, the Act and the rules and regulations thereunder;

          (iii) the certificate representing the Stock may bear an appropriate restrictive legend; and

          (iv) the transfer agent of the company may place a stop transfer notation with respect to the shares in the Stock transfer books of the Company.


                   VII. RIGHT OF FIRST REFUSAL AND REPURCHASE

     In the event that prior to an Initial Public Offering the Grantee shall cease to be employed by the Company for any reason including death or Disability, the Company, following the expiration of the six (6) month holding period referred to in VI. above, shall have the right to repurchase some or all of Grantee's Stock acquired through the exercise of an Option granted hereunder at a purchase price equal to its Fair Market Value at the date of repurchase, as follows:

          (i) The Company may exercise its option to purchase any or all of such Stock by providing written notice thereof to Grantee; and

          (ii) Such purchase shall be consummated within sixty (60) days following the date of the Company's exercise of the option, and such purchase price shall be payable as hereinafter provided.

     Prior to an Initial Public Offering, the Company, following the expiration of the six (6) month holding period referred to in VI. above, shall have the right of first refusal with respect to Grantee's Stock at a purchase price equal to the higher of Fair Market Value or the price offered by a bona fide purchaser, as follows:

          (i) In the event Grantee proposes to sell, assign, transfer or otherwise dispose of any Stock pursuant to a bona fide written offer from an unrelated third party (the "Bona Fide Offer"), then Grantee shall offer such Stock for sale first to the Company, and the Company shall have an option to purchase any or all of such Stock upon the same terms and conditions as set forth in the Bona Fide Offer, except as follows:

          (ii) Such Stock shall be offered to the Company in writing in and shall state the terms and conditions of the Bona Fide Offer and attach a copy of the Bona Fide Offer.

          (iii) The Company may exercise its option to purchase any or all of such Stock upon the same terms and conditions as set forth in the Bona Fide Offer (except as otherwise provided herein), by providing written notice thereof to Grantee on or before the thirtieth (30th) day following receipt of such Bona Fide Offer.

          (iv) Such purchase by the Company shall then be consummated within the time frame set forth in the Bona Fide Offer (but in any event not less than one hundred twenty (120) days following the receipt of the Bona Fide Offer by the Company) and the purchase price therefor shall be equal to the higher of Fair Market Value or the purchase price set forth in the Bona Fide Offer, and shall be payable as hereinafter provided.

          (v) In the event the Company does not elect to purchase all of such Stock as provided above, with the prior written consent of the Company, which consent shall not be unreasonably withheld, Grantee may then sell, assign, transfer or otherwise dispose of such Stock to the third party pursuant to the Bona Fide Offer, but only upon the precise terms and conditions as stated in the Bona Fide Offer, provided, however, that such transaction is consummated within ninety (90) days following the expiration of the option set forth above. In the event of any change in the terms and conditions of the Bona Fide Offer or in the event such transaction is not consummated within such ninety (90) day period, then such Stock shall not be sold or otherwise transferred to such third party without again complying with the terms of this Section and offering the same to the Company in the same manner as set forth above.

     Prior to an Initial Public Offering and while the Grantee is still employed by the Company, the Grantee, following the expiration of the six (6) month holding period referred to in VI. above, shall have the right to require the Company to repurchase, in each calendar year, that number of shares of Stock then owned by the Grantee which shall have a total Fair Market Value of up to one hundred thousand ($100,000) dollars greater than the exercise price paid for such stock, at a purchase price equal to its Fair Market Value at the date of repurchase, which purchase price shall be paid in cash.

     Prior to an Initial Public Offering and in the event Grantee ceases to be employed by the Company, the Grantee shall have the right, following the expiration of the six (6) month holding period referred to in VI. above, to require the Company to repurchase Grantee's Stock acquired through the exercise of an option granted hereunder at a purchase price equal to its Fair Market Value at the date of repurchase.

     In the event that the Company exercises its right to repurchase, or is required to repurchase the Grantee's Stock pursuant to the preceding paragraphs above, it has the right to pay such purchase price either in cash at closing or in installments over a five (5) year period, with an initial down payment, payable on the closing of such repurchase, which shall be in an amount equal to the sum of (a) the Exercise Price paid by the Grantee for the Stock being repurchased by the Company, and (b) the amount of state and federal income taxes payable by the Grantee as a result of the exercise of the Options for the Stock which is being repurchased by the Company, using a maximum combined federal and state income tax rate equal to forty two (42%) percent (which percentage shall be subject to adjustment by the Company in its reasonable discretion based upon future changes in such maximum combined federal and state income tax rate), with the balance of the purchase price payable in equal semi-annual installments, with interest, over a period not to exceed five (5) years. For purposes of such an installment payment, interest shall be calculated and paid not less frequently than annually, and shall equal the prime rate of interest charged by the Company's primary bank.

                         VIII. S CORPORATION PROVISIONS

     In the event the Company at any time elects to be treated as an S Corporation pursuant to Sections 1361-1363 of the Internal Revenue Code of 1986, as amended from time to time (the "IRC"), then Grantee agrees to take any and all actions necessary for the Company and/or any subsidiary of the Company to maintain its election to be treated as an S Corporation, and in this regard agrees to the following:

          (i) Grantee shall not take any action which would cause S Corporation status of the Company or any subsidiary of the Company to terminate, except with the prior written consent of the Company.

          (ii) Grantee shall execute and deliver to the Company and/or the Internal Revenue Service all consents, documents, instruments and forms deemed necessary or advisable by counsel to the Company to cause the Company and/or any subsidiary of the Company to be treated as an S Corporation and to maintain the S Corporation election of the Company and/or any subsidiary in full force and effect.

          (iii) Grantee, or any permitted transferee, may not transfer and no person may acquire, the beneficial ownership of any Stock if such transfer would cause the Corporation status to of the Company or any subsidiary of the Company to terminate, including a transfer to, or acquisition by:

               (a) any person who would cause the Company to have more than 35 shareholders;

               (b) any nonresident alien; or

               (c) any person than an individual, an estate or a trust permitted by Section 1361 of the IRC to be a shareholder of an S Corporation.

          (iv) No transfer to a qualified Subchapter S trust shall be permitted unless the Company has received reasonable assurance that the income beneficiary will properly and timely elect under IRC Section 1361(d)(2) to have the provisions of IRC Section 1361(d) apply. Additionally, no transfer to a qualified Subchapter S trust shall be permitted unless the trust instrument requires that the income beneficiary properly and timely elect under IRC Section 1361(d)(2) to have the provisions of IRC Section 1361(d) apply with respect to the Company and its subsidiaries and not revoke such election and that any successive income beneficiary not refuse to consent to such election.

          (v) Any transfer or acquisition of Stock in violation of this Agreement shall be null and void and Grantee and any successor agrees that any such transfer or acquisition may and should be enjoined.

          (vi) Any purported transfer in violation of this Agreement will not affect the beneficial ownership of the Stock, and Grantee or person making the purported transfer will retain the right to vote and the right to receive dividends and liquidation proceeds with respect to such Stock.

          (vii) Notwithstanding any purported transfer in violation of this Agreement, Grantee or person making the purported transfer shall continue to report the share of income, gain, loss, deduction or credit allocated by the Company to such Stock in accordance with IRC Section 1366.

          (viii) In the event that all or any portion of the Grantee's interest in the Company is terminated within the meaning of IRC Section 1377(a)(2) during a taxable year in which the Company is being taxed as an S Corporation, the following provisions shall apply:

               (a) The Company shall elect under IRC Section 1377(a)(2) to have the rules provided in IRC Section 1377(a)(1) applied as if the taxable year consisted of two taxable years with the first year ending on the date of the termination of the Grantee's interest in the Company; and

               (b) Grantee agrees to execute the necessary shareholder's consent, notwithstanding that he may have disposed of Stock in the Company prior to such termination, and will authorize the filing of such consent and such other instruments as may be required to give effect to such election, with the appropriate Internal Revenue Service Center or office.


                             IX. NOTICE AND PAYMENT

     Subject to the limitations set forth in this Agreement, the Grantee may exercise Options granted under this Agreement by delivering written notice to the Company, on a form provided by the Company, specifying the number of shares of Stock to be purchased. The Exercise Price of any Option shall be payable to the Company in full at the time of exercise of the Option (i) in cash or its equivalent, (ii) a promissory note having a term of not more than one year and an interest rate equal to 7% (iii) by tendering shares of previously acquired Stock which has been held by the Grantee for at least six months having a Fair Market Value on the date of exercise equal to the total Exercise Price, or (iv) by a combination of cash, a promissory note and previous acquired stock, all as determined by the Administrator, in its sole discretion.


                                   X. GENERAL

     Administration. Administration of this agreement will be governed by the terms and conditions set forth in the Plan in effect on the Date of Grant. That document is incorporated in this Agreement in its entirety.

     Notices. Every notice or other communication relating to the Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party. Unless and until some other address is so designated, all notices or communications by the Grantee to the Company shall be mailed to Talon Automotive Group, Inc., 400 Talon Centre, Detroit, Michigan 48207, Attention: Wayne C. Inman.

All notices by the Company to the Grantee may be delivered to the Grantee personally or may be mailed to the Grantee at the address shown on the records of the Company.

     Withholding: The Company shall deduct from any payment of any kind due to the Grantee, any federal, state or local taxes of any kind required by law to be withhold with respect to the exercise of the Stock Options or require the Grantee to remit an additional amount in cash or its equivalent to pay for such withholding.

     Non-Compete:

     a. The Grantee hereby acknowledges and recognizes the highly competitive nature of the businesses of the Company and accordingly agrees in consideration for the grant of the options, during the period the Grantee is employed by the Company and thereafter for the longer of two (2) years or that period in which the Grantee is entitled to any payments pursuant to our Equity

Ownership Agreement, for purposes of the Plan he will not directly or indirectly (except as a passive investor in less than one (1%) percent of the outstanding capital stock of a publicly traded corporation or in his capacity as an employee of the Company):

              (i) conduct, engage in, have an interest in, or aid or assist any person or entity in conducting, engaging or having an interest in (whether as an owner, principal, lender, stockholder, partner, employer, employee, consultant, officer, director or otherwise) anywhere within the Territory (as hereinafter defined):

                  (a) any business or enterprise (whether or not for profit) which offers or performs any services which are the same as or similar to or competitive with those now or hereafter provided by the Company or any of its subsidiaries; or

                  (b) any business or enterprise (whether or not for profit) which develops, manufactures or sells any products which are the same as or in any manner similar to or competitive with those developed, manufactured or sold the Company or any of its subsidiaries; or

                  (c) any other business or enterprise (whether or not for profit) which is competitive with the business of the Company or any of its subsidiaries;

              (ii) Solicit, divert, take away, interfere with or accept any business any customers, suppliers, trade or patronage of the Company or any of its subsidiaries, or take any actions which are materially adverse to or materially injurious to the Company or any of its subsidiaries, or which materially and adversely affect the business of the Company or any of its subsidiaries or their relationships with their employees, customers or suppliers; or

              (iii) Engage, employ, attempt to engage or employ or solicit for engagement or employment any employee or sales representative of the Company or any of its subsidiaries, or induce or otherwise advise any employee or sales representative to leave the employ or engagement of the Company or any of its subsidiaries or to engage in any of the activities prohibited hereby.

     b. For purposes hereof, the "Territory" shall mean and include the United States of America, Canada and Mexico.

     c. It is expressly understood and agreed that the Grantee and the Company consider the provisions hereof, including the restrictions as to Territory set forth in Section b. above to be reasonable for the purpose of preserving for the Company, its business and goodwill and other proprietary rights.

     d. Notwithstanding anything to the contrary, in the event of a violation of the foregoing non-competition covenants by the Grantee, the Company shall have all of the remedies set forth in Section 4.2 of the Plan; provided, however, the remedies of the Company set forth in said Section

4.2 of the Plan shall be the sole and exclusive remedies of the Company for any violation by the Grantee of such non-competition covenants.

     Interpretation: This Agreement is subject in all respects to the terms of the Plan, and in the event that any provision of the Agreement shall be inconsistent with the terms of the Plan, then the terms of the Plan shall govern. Any question of interpretation arising under this Agreement shall be determined by the Committee and its determinations shall be final and conclusive upon all parties in interest.

     No Right of Employment: Nothing contained in this Agreement shall be construed to create or otherwise confer upon Grantee any right of employment, either expressed or implied, or constitute any evidence of any agreement or understanding, express or implied, that the Company will continue to employ Grantee for any period of time or at any particular position, and nothing contained in this Agreement shall affect any right the Company or any of its subsidiaries may have to terminate the Grantee's employment at any time.

     Counterparts: This Agreement may be executed in one or more counterparts, each counterpart of which will be regarded for all purposes as an original.

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Equity Ownership Agreement, as amended and restated hereby, as of the date written above.

                                               TALON AUTOMOTIVE GROUP, INC.


_________________________________              By:______________________________
Delmar O. Stanley